BRIDGEGATE FUNDING PLC ABS-15G

Exhibit 99.2

EVIDENT RISK DUE DILIGENCE Project Typhon Prepared for: Bank of Scotland plc September 2022

ABSTRACT

Risk Advisory Europe has sought to provide an independent assessment of samples of loans from a portfolio originated by The Mortgage Business to provide information on evident risks and the servicing of those loans. Overall, the results from this review demonstrate a low level of material risks and a good standard of servicing during the period of review.

Paul Hobbs

Client Services Director

Risk Advisory Europe Limited is registered in England & Wales No. 10874033.

Registered Address: Bath House, 6-8 Bath Street, Bristol BS1 6HL.

Table of Contents

EXECUTIVE SUMMARY	3

BACKGROUND	8

TERMS OF REFERENCE	9
DATA TAPES	9
SAMPLING	9

INFORMATION AVAILABLE	10
DOCUMENTS	10
SYSTEMS/PAPER FILES	10

EVIDENT RISK REVIEW	13
AFFORDABILITY CHECKS	13
TERM DATE APPROACHING / PASSED	14
VULNERABLE CUSTOMERS	16
UNDERWRITING POLICY	19
CUSTOMER CAMPAIGNS	20
REMEDIATION	21
VALUATION REPORTS	21
OCCUPANCY	22
SECURITY CLAIMS	23
LEGAL DISPUTES	24
FRAUD	25
BANKRUPTCY AND IVA’S	25
LPA RECEIVERS	26

PRIMARY SERVICING	28
RATE CHANGE	28
INTEREST CHARGED	29
REDEMPTIONS	30
SUNDRY FEES	30
REASON FOR ARREARS	31
DIRECT DEBIT RECALLS AND PAYMENT ISSUES	32
CUSTOMER CONTACT	34
CUSTOMER COMPLAINTS	34
COMMUNICATION WITH CUSTOMERS	36

SPECIAL SERVICING	38
OVERVIEW	38
TREATING CUSTOMERS FAIRLY (TCF)	38
CONTACT WITH BORROWERS	39
ARRANGEMENTS TO PAY (‘ATP’)	39
LOAN MODIFICATIONS & FORBEARANCE	40
ARREARS FEES	42
ARREARS STATEMENTS	42
FINANCIAL CRIME	43
THIRD PARTY SERVICE PROVIDERS	44

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LITIGATION	44
POSSESSIONS	46
ARREARS MANAGEMENT / CURING	47
CAPITALISATIONS	48
RE-PERFORMING LOANS	48

CLIENT DOCUMENTATION LIST	50
CLIENT DOCUMENTATION	50

PAYMENT PERFORMANCE DATA VERIFICATION	54

APPENDICES	55
APPENDIX 1– SCOPE OF WORK – EVIDENT RISK REVIEW	55
APPENDIX 2 – SAMPLE STRATIFICATION AS AT 30th JUNE 2022	59

Disclaimer

This narrative report and all ancillary documents, enclosures and attachments relating to it are subject to the terms set out in the Engagement Letter and unless otherwise indicated within the Engagement Letter, have been prepared on the understanding that its contents will be regarded as strictly private and confidential and will not be made publicly available or reproduced and will not be disclosed, distributed or communicated to any third party in whole or in part without the express written consent of Risk Advisory Europe Limited. Risk Advisory Europe Limited (i) neither owes nor accepts any duty to any person (ii) and will not be liable for any losses suffered by any person caused by such other person’s use of or reliance on this report, in each case other than as set out in the Engagement Letter.

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EXECUTIVE SUMMARY

Bank of Scotland plc (The “Lender” and or “Servicer”) is looking to obtain financing by way of The Mortgage Business (TMB) securitising a portfolio of loans originated by TMB who are part of the Lloyds Banking Group. The portfolio contains a mix of Buy to Let (BTL) and Owner Occupied loans. It was advised that loans ceased being originated circa 2009. The Lender advised initially that no further advances or porting is allowed, however it was later advised that in some scenarios product switches and further advances may be approved. It is unknown what these circumstances are. The portfolio is now considered to be historic.

The purpose of this due diligence is to provide an independent assessment on samples of loans to identify any issues in relation to evident risks and/or servicing that may limit collection or realisation of the security.

The samples were 300 randomly selected loans (‘Random Sample’) and 100 targeted (‘Targeted Sample’) to assess certain aspects of servicing. The Targeted Sample targeted specific loan characteristics for the purpose of increasing loans in the overall sample such as litigation, possession management, vulnerable borrowers and term date approaching / passed.

The review is mainly based on the information seen on the onsite systems with reference to any documents and information provided during and post review. The Lender is a large entity and is spread across various sites in the UK, this meant that a detailed review of the various departments involved in servicing activity was limited. This is not considered to be an issue for the purpose of this review. In addition, the ageing of the loans means that much of the historic information and documentation relating to origination of the loans was no longer or not easily accessible.

The reviewers assessed information on systems up until the 25th July 2022 for a more up to date picture, even though the data cut-off was 30th June 2022.

Based on the loan samples reviewed, this loan book is largely performing and is being serviced effectively. It is broadly in line with expected industry standards from all Borrower, risk and regulatory perspectives.

Borrower Quality

•	Affordability was assessed in-line with other similar lenders at the time of origination and relied heavily on self-certifying Borrower and rental incomes.

•	There is an Interest Only strategy for Term Date Approaching and Term Date Past due accounts in place which was seen to be in-line with industry standards. As with many loans originated at around the same period by other lenders, there is limited evidence of repayment vehicles. The Servicer is making efforts to establish these during contact.

•	Term Date Approaching and Term Date Passed procedures were generally adhered to and managed appropriately. There is a dedicated team for end of term.

o	There were 109 (36%) loans seen within the Random Sample due to mature within the next seven years that were Interest Only. Of these 71 were BTL.

o	There were 34 (34%) loans seen within the Targeted Sample due to mature within the next seven years that were Interest Only. Of these 21 were BTL.

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o	There were 13 (4.3%) loans seen within the Random Sample that had passed term end.

o	There were 26 (26%) loans seen within the Targeted Sample that had passed term end.

•	Other than two intermediary lending guides for 2008, underwriting policy and product detail was not available. Due to the ageing of these loans this is not considered to be an issue and the loans were reviewed in-line with products generally available at the times of origination and the lending guides provided.

•	At main account level there were 265 loans at the time of Data Cut-off performing in the Random Sample, equating to 88 % of the Random Sample.

o	At main account level there was 1 loan at the time of Data Cut-off noted as default or foreclosure in the Random Sample, equating to 0.33% of the Random Sample.

•	At main account level there were 23 loans at the time of Data Cut-off performing in the Targeted Sample, equating to 23% of the Targeted Sample.

o	At main account level there were 69 loans at the time of Data Cut-off in arrears in the Targeted Sample, equating to 69% of the Targeted Sample.

o	At main account level there were 8 loans at the time of Data Cut-off noted as default or foreclosure in the Targeted Sample, equating to 8% of the Targeted Sample.

•	Minimal policy breaches were identified from either an originating or a servicing point of view.

•	There was no evidence of remediation exercises noted on the loans during the period of review.

•	There was no evidence of focussed customer campaigns or accelerated redemption programmes on the loans reviewed.

Security Quality

•	Based upon valuation reports seen by the review team the overall opinion is that the quality of the securities held is good and in-line with expectations.

•	Buy To lets - There was evidence of the Borrower being in occupation of the property in 5 instances. Of these, 1 was in the Random Sample and 4 were in the Targeted Sample.

•	Buy to Lets – There were 5 loans where the whereabouts of one of more Borrowers was unknown. Of these 1 was in the Random Sample and 4 in the Targeted Sample.

•	Owner Occupied – There was evidence to suggest that one or more of the Borrowers were not in occupation in 23 instances, the properties still appeared to be occupied but it was unclear from the notes who was residing. Of these, 12 were in the Random Sample and 11 in the Targeted Sample.

•	Owner Occupied – There were 4 loans where the whereabouts of one or more Borrowers was unknown. Of these, 2 were in the Random Sample and 1 in the Targeted.

•	1 property in the Random Sample was identified as being not of standard construction.

•	3 properties in the Random Sample were noted to be unoccupied and vacant and 6 properties in the Targeted Sample were noted to be unoccupied and vacant.

•	1 loan in the Targeted Sample had potential issues over Title.

•	2 loans in the Targeted Sample noted potential fraud issues.

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•	2 loans in the Targeted Sample noted potential equity claims.

•	1 legal dispute was noted in the Targeted Sample. This related to a BTL Property.

•	2 BKO/IVA were seen in the last 24 months, both in the Targeted Sample and both the loans are in Possession.

•	LPA receivers were seen to be used appropriately and effectively.

Primary Servicing Quality

•	There is not one dedicated primary servicing policy but rather a web based ‘SharePoint’ Interchange which holds a wealth of information for staff, including a number of policies and guidance sheets. There is a facility for staff to search regarding a specific query for policy or procedure.

•	As it was not possible to review all processes, primary servicing was assessed according to best practise and any specific queries on policy referred. From the loans reviewed the primary servicing appears to be robust.

•	Interest rate charging and interest applied to an account was accurate within a 1p tolerance.

•	Redemption statements and reconciliation of redemption monies was found to be accurate and timely.

•	There was no evidence of any excessive standard fee charging.

•	Communication and contact with Borrowers was seen to be timely and effective. There was 1 loan in the Targeted Sample where the annual statement for 2021 could not be found.

•	Complaints use a dedicated system called RESPOND. Minimal detail is noted on the servicing systems. A review of 5 randomly selected complaints from the complaints log did not disclose any concerns in complaint handling.

•	Vulnerable customers were seen to be treated appropriately. One loan was noted where it could not be confirmed that the Borrower had given consent to record information.

Special Servicing Quality

•	No loans were identified for either sample where the Borrower was treated unfairly.

•	Arrears management and collections activity by the Servicer is generally good. Arrangements to pay were evident and these were correctly assessed, documented and monitored.

•	4 loans, 2 in the Random Sample and 2 in the Targeted Sample were referred as notes were unclear in regard to the current position. Of these, at the time of the report, the current position was unclear on 1 in the Random Sample and 1 in the Targeted Sample.

•	Forbearance activity was noted on 10 accounts in the Random Sample and 7 accounts in the Targeted Sample. These were in the form of term extensions, deferring payments and capitalising arrears. All appeared to have been correctly applied.

•	There were 25 loans in the Random Sample and 7 in the Targeted Sample noted as having had payment difficulties by way of direct debit recalls, returned manual payments, late or partial payments in the last 12 months (where no credit balance was evident). New arrears for these loans never exceeded one month during the 12-month period.

•	There were 16 loans in the Random Sample and 62 in the Targeted Sample noted as having new arrears greater than one month in the last 12 months.

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•	There were 7 loans in the Random Sample and 3 in the Targeted Sample where payment issues (missed/late or partial) were seen, but as the loan had previously been overpaid these would not be classed as arrears.

•	There was no evidence of excessive arrears fees charges.

•	There were 2 loans in the Targeted Sample where quarterly arrears letters were not seen.

•	Limited detail was provided for fraud /AML procedures. A request was made for more information regarding the team and responsibilities. This had not been made available at the time of the report.

•	The process for appointment and process for Third party servicers was not reviewed at the time of the report as details had not yet been provided.

•	There were 8 loans noted as in Possession at the time of review. All were in the Targeted Sample. They all appeared to have been treated correctly.

o	Of the 8 in possession, 5 loans appear likely to be subject to a potential sale shortfall based upon the index linked valuation and / or system notes.

•	There were 3 loans, 1 in the Random Sample and 1 in the Targeted Sample where capitalisations were seen in the last 5 years. No issues were identified.

•	Assessment of 2 reperforming loans in the Random Sample and 7 reperforming loans in the Targeted Sample showed that collections activity on these had been effective.

•	There were 2 loans identified with crystallised shortfalls after sale, both in the Targeted Sample. Shortfalls are managed by a separate recoveries team.

Key Documentation

•	A number of Certificates of Title were not available, 221 (74%) in the Random Sample and 76 in the Targeted Sample (76%). This was attributed to there being a period of time where the Certificates were destroyed (as yet unconfirmed), or the product may have offered free legals on remortgages. For these latter loans it was advised that no details of these schemes/products were available. A request for funds in the form of an indemnity title insurance document was expected to be seen or they have been classed as missing. The lack of availability for these is not considered to be a major issue as it is likely the document was originally obtained and would have been provided by the acting solicitor.

•	Overall, there were 147 loans where identity documents (ID) were not seen. Of these there were 72 (24%) loans in the Random Sample and 27 (27%) loans in the Targeted Sample where the lack of documents was advised as being due to the fact these were existing customers of the bank at origination. It was advised that the ID was likely to have been looked at or held in branch but the documents not uploaded. The Lender provided detail to show the Borrower was an existing customer at the time of origination for these 99 Borrowers. The IDs on these have not been seen by the review team so are technically missing, they have however been noted as likely to have been available. The remaining 48, 34 (11%) in the Random and 14 (14%) in the Targeted Sample could not be located. 31 of these (22 Random, 8 Targeted) were noted as Pre M Day pre FSA regulation. The lack of documents is not considered to be an issue due to the ageing of the loans.

•	There were 29 Declarations in the Random Sample and 13 in the Targeted Sample that were not located. This was attributed to the forms not being uploaded. This is not considered to be an issue due to the ageing of the loans. 1 declaration in the Random Sample had not been signed.

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•	Due to the well-seasoned nature of the portfolio, it is considered that the non-production of any origination document is unlikely to materially affect any legal proceedings. The remaining missing documents are not out of-line with portfolios of this age which have been migrated.

Data Integrity – Payment Performance

•	Payments due and arrears balances were all correctly confirmed to the ‘TYPHON ARREARS AND MONTHLY PAYMENTS JUNE ME 2022 V2’ datatape.

•	Principal Received were all correctly confirmed to the Sample Payment History (12m) Including Card Payments datatape. It should be noted that these did not necessarily show just the credits made to the account and could reflect a net or possibly negative figure if other debits were applied during the month.

•	Account level balances were able to be matched correctly to V3 of the ‘TYPHON SAMPLE SECBAL OVER 12 Months’ datatape.

•	Although data verification did not form part of the scope, it was noted that some data was incorrect. In particular the flagging of Owner Occupied/ Buy to Let. There were 3 instances seen. Whilst this may not seem a particular issue, it was noted that one of the complaints related to the incorrect labelling of an account meaning the Borrower did not receive appropriate forbearance.

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BACKGROUND

All loans in the portfolio were originated by ‘The Mortgage Business’ (TMB) which is part of the Lloyds Banking Group. It is understood loans were originated between 1989 to 2009. All loans are first charge mortgages and are either Buy To Let (BTL) or Owner Occupied.

The purpose of this due diligence is to provide an independent assessment of the pool of loans to identify risks in relation to the origination and subsequent servicing that may limit collection or subsequent sale of the security.

The report will be made available to a number of named parties interested in purchasing the portfolio as part of the Proposed Transaction, subject to the completion of the appropriate non-reliance access letter, to assist them with assessment of the Proposed Transaction with benefit and reliance being passed to the eventual purchaser of the portfolio as part of the Proposed Transaction.

The scope of review will cover several key areas:

1)	Sampling

2)	Evident risk

a.	Assessment of Borrower Quality

b.	Security Quality

c.	Primary Servicing Quality

3)	Arrears (>1month)and Collections Activity

4)	Client Documentation

5)	Payment Performance Data Verification

The full scope of work can be seen in Appendix 1.

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TERMS OF REFERENCE

The on-site review took place at Lloyds Banking Group offices, Lovell Park, Leeds between 25th July 2022 and 3rd August 2022.

Data Tapes

The following data tapes were provided with a cut-off date of 30th June 2022:

•	06.06.02. Project Typhon LLD at 30062022 Citi CRAs and RAE ONLY Unitary

•	06.06.08. TYPHON ARREARS AND MONTHLY PAYMENTS JUNE ME 2022 V2

•	06.06.12. Project Typhon - Risk Advisory Sample Balance History (12m)

•	TYPHON SAMPLE SECBAL OVER 12 MONTHS V2

•	06.05.13. Project Typhon - Risk Advisory Sample Payment History (12m) Including Card Payments

•	06.05.39 TYPHON SAMPLE SECBAL OVER 12 MONTHS V3.

Sampling

The Random samples was chosen to be representative of the provisional portfolio as at 30th June 2022 (‘Data Cut-off’) to achieve a result that could statistically be applied to the complete portfolio. The Random Sample consisted of 300 main account loans plus 573 further linked loan parts giving a total sample of 873 loan parts. RA also performed a Targeted Sample consisting of 100 main account loans plus 245 further linked loan parts giving a total sample of 345 loan parts. The Targeted Sample targeted specific loan characteristics for the purpose of increasing loans in the overall sample such as litigation, possession management, vulnerable borrowers and term date approaching / passed. The review process was the same for both the Random and Targeted samples.

At the time of the review, 5 loans in the Random Sample selection and 3 loans in the Targeted Sample selection had redeemed since Data Cut-off. For the purpose of correct representation of the samples, the loans were reviewed as at the Cut-off Date and flagged ‘RISK.32’ to indicate they had been redeemed.

Random Sample by main account - Portfolio as at 30th June 2022
			Pool			Random Sample
ACCOUNT STATUS	#	# %	£	£ %	#	# %	£	£ %
Arrears	2,674	11.7%	477,014,360	15.8%	34	11.3%	5,579,542	14.9%
Default or Foreclosure	60	0.3%	9,498,990	0.3%	1	0.3%	158,390	0.4%
Performing	20,064	88.0%	2,536,882,044	83.9%	265	88.3%	31,822,394	84.7%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%
Targeted Sample by main account - Portfolio as 30th June 2022
			Pool			Targeted Sample
ACCOUNT STATUS	#	# %	£	£ %	#	# %	£	£ %
Arrears	2,674	11.7%	477,014,360	15.8%	69	69.0%	18,919,619	75.4%
Default or Foreclosure	60	0.3%	9,498,990	0.3%	8	8.0%	1,345,473	5.4%
Performing	20,064	88.0%	2,536,882,044	83.9%	23	23.0%	4,810,666	19.2%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

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INFORMATION AVAILABLE

Documents

The following documentation and policies were provided by the Lender:

•	TMB Lending guideline for intermediaries May 2008

•	TMB Lending guideline for intermediaries August 2008

•	Complaints flowchart

•	Money Laundering & SAR

•	Vulnerable customer referrals process

•	No Contact Strategy Flows

•	Rate Change Letter

•	Debt Management arrears

•	LPA Process

•	LPA Process 2

•	Bankruptcy

•	End of Term – Tier 1

•	End of term – Tier 2

•	Interest Only Procedures

•	Gone Away

•	Redemption Statement – Third Party

•	Redemption Statement Emailing to Branch

•	Redemption Statement – Process Flow

•	Cancellation of Redemption

•	Consent to Lease Procedures

This review is limited to observations and commentary in respect of the provided documents and policies. RA has not reviewed any further Lender Policies.

Systems/Paper files

Paper files

Paper files were provided for 60 loans starting with account reference 912. These files are stored in Edinburgh and were recalled for the review.

They were generally found to contain:

•	Application form

•	Income

•	Valuation

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•	Offer

•	Certificate of Title

Systems - Application

For account references starting 913, the origination documents were available on a variety of systems.

Access was given to the Lloyds Mortgage Application Menu. From here there were various options needed to review the origination documents.

Archive Retrieval System

This gave access to Borrowers agreements. To access the other documents there was a link to ‘Document Retrieval.’ This opened the CA Output Management Web Viewer.

CA Output Management Web Viewer

This is an add on system. This gave access to KFIs, Lending into retirement letters, offer and further advance offer documents.

Common Processing System (CPS)

This is a document archive system. It contained some information such as death details and ground rent, further advance documents and payslips.

Content Manager

This is the document system for out bound letters such as mortgage statements, interest only letters.

Unisys Financial Services System (UFSS)

All loans are administered on the Lender’s UFSS system. UFSS consists of a suite of screens, which contain key financial information such as; payment transaction history, balances outstanding, interest rate history, property and customer details. A diary notes screen is in place to detail all activity and events associated with the loan and a letter screen giving all correspondence to and from the Borrower. The UFSS data was a read only version of the live system showing updated current information.

UFSS was utilised during the review to assess the following:

•	Payment Performance over the last 12 months. For those accounts that were found to be performing in the last 12 months, a further assessment was made over the preceding 12-month period to identify those loans which had prior payment issues and are now re-performing.

•	General servicing information, correspondence and notes

Where an account is split into more than one loan, for example a main loan and sub-accounts, the account transactions and information screens on the UFSS system are noted as individual loan parts.

Sub accounts can be drawdowns, further advances, fees or general loan parts. Old accounts may have sub accounts for 0 or small amounts, these were set up when the loan was migrated from a previous system. These could be ‘miras’ element or other. This is just historically how they were set up.

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The original system was the TMB system which loans were administered in up until 2003/2004 when they migrated to the Halifax Servicing Platform, the loans then migrated to UFSS in 2013. Access to the previous systems was not provided. This means the loans can only be reviewed back to2013 for any activity e.g. payment performance, notes, letters.

Systems - Collections

DM9

This is the current system used by the Collections team for the Collection activity. It holds details up to the point of repossession. Originally a system called CACs was used. This was gradually phased out from 2015 onwards in batches meaning that for some loans past collection detail was not available. This was not considered to be an issue as the information would be historic.

The system consists of a series of screens and options including:

•	Customer overview

•	Financial transactions

•	Repayment plans

•	Historical information – notes and events on the account

•	Letters sent

This was used to assess the actions over the last 24 months for accounts in arrears.

Pega (Collections)

This may contain some of the Collections Correspondence.

Collections Document Viewer.

This is an add on to CPS and may contain inbound and outbound documentation.

Realm

This was advised as the recoveries system. Access to this was not available.

RESPOND

This is the dedicated complaints system. RESPOND is a common system used by other Servicers for Collections activity and is considered to be robust. Access to this system was not available but was viewed via shared screen on a Team’s call.

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EVIDENT RISK REVIEW

A review of the loans was completed to identify any risks relating to the Borrower, security or the loan itself. A detailed loan level data report and exception report of all risks noted together with any other loan observations that were deemed relevant have been included in the reporting suite of information.

Loan files were provided by the Lender for the Random and Targeted samples, either as paper files or accessed via the Lenders systems. Full details of missing documentation can be found in the Client Documentation List section.

Loans from both samples were reviewed utilising the last 24 months’ system notes from UFSS, together with the last 12 / 24 months’ transaction history to complete a loan by loan risk review as per the areas defined within the Scope of Work, also utilising historic detail as appropriate. Where specific loan level risks have been identified, full details can be found in the Exceptions Report included within the Reporting Pack. Where applicable, the exception / observation code has been highlighted in this report.

A review of the quality of the Borrower was carried out. In doing so, the following areas were specifically considered as detailed in the Scope of Work:

Affordability Checks

Overview

Affordability checks were required on the loans to ensure that at the time of origination the Borrower could be expected to service loan repayments over the life of the loan.

Process

Affordability for owner occupied loans was assessed mainly on a self-certified basis, or for some products, income was required to be verified. This was dependent on the criteria in place at the time of origination. On BTL loans rental income was used as stipulated by the Valuer on the valuation report, based upon a specified rental coverage. or the rental income as stated by the Borrower on the application form.

Two products were identified during the review that were noted as slightly different to standard products for BTLs. No product details were supplied for these.

The first was ‘House to House’ this in effect relied on the Borrowers income to cover all mortgages and did not require rental income. The product was in effect self cert.

The second was ‘Ten to Let.’ This allowed multiple applications to be made under one application. This product allowed the rental income to be stated and self-certified by the Borrower. It was given as an annual figure for calculation and this was the figure recorded on systems.

Sample Review

All the loans in the Sample were originated on either an owner occupied or a BTL basis.

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Findings

Both samples showed the incomes seen were appropriate for the amounts of the loans in terms of coverage. It should be noted that this would be expected in view of the self-certification of incomes. At the time of origination of these loans this is not unusual and were reflective of equity lending which was common at the time.

Term Date Approaching / Passed

Overview

The samples contained a mix of Interest Only (IO) and Capital Repayment loans.

Random Sample total loan parts

Repayment Method	#
Interest Only	498
Repayment	375
Total	873
Targeted Sample total loan parts

Repayment Method	#
Interest Only	186
Repayment	159
Total	345

It was expected that, particularly for IO loans, the Borrower was aware that maturity was approaching and was considering repayment requirements.

Process

Term Date Approaching

The following was advised as the contact process for IO Owner Occupied Borrowers to remind them that means to repay at maturity need to be available.

Letters sent:

•	Every five years from inception.

•	Additional letters are sent 7 and 3 years from maturity. The 7 year letter has two chaser follow ups if the Borrower does not contact.

•	Then three letters at 12, 6 and 2 months from maturity.

An end of term processing flow was provided to give an overview of the process used. This detailed the letters to be used and a brief description of the content.

A dedicated End of Term (EOT) Collections team deal with actions on loans that are due to expire within 12 months of maturity.

BTL customers are not in scope of the FCA’s work on IO lending and are expected to repay the loan at term end through refinancing or sale of the property.

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Term Date Passed

A copy of the process guide for the End of term Team Tier 1 was provided. This detailed the conversation that the agent should engage in to understand the Borrower situation. The processes that can be completed as this Tier level are:

•	Redeeming the mortgage

•	Sale of Property

•	Sale of land

If after discussion the following are required then the account is handed over to a Tier 2 colleague:

•	Mortgage review

•	Retirement Interest Only (RIO)

•	Lifetime Mortgage Referral

•	Transfer of Mortgage Promise

The process guide states that where a Borrower is unable to repay at the end of term, the needs and circumstances should be discussed and an affordability assessment made using a Modelled I & E calculator, I & E Online Form and EOT calculator.

Once this has been completed a Treatment Strategy can be considered. These were not detailed but the following were noted as possible solutions:

•	Capital and Interest & Part and part

•	Retirement Interest Only

•	Referral to Key Retirement

The guide also states the Lending into Retirement policy should be followed.

No guide was provided to detail what actions would be taken once the term had actually expired, but it is considered that, in-line with other Lenders, decision on action would be decided on an individual basis.

Sample Review

The samples were reviewed to identify any cases where the loan had less than seven years left to maturity at the cut-off date. This was to establish if there had been any pro-active contact activity over and above the stated policy.

For those loans that had gone beyond the expiry date, the quality and effectiveness of the contact with the Borrower was assessed and whether an exit strategy had been established.

The review was carried out on the account level loan parts. The individual loan levels could be a mix of repayment method.

Findings

The following was observed:

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Term Date Approaching - Random Sample

Procedures were generally adhered to and managed appropriately.

•	There were 109 (36%) loans seen within the Random Sample due to mature within the next seven years that were Interest Only. 71 of these were BTL.

•	Exit strategies varied according to Borrower circumstances.

•	Annual statements contain detail reminding Borrowers of IO and giving remaining term.

•	One loan was approaching maturity 30th June 2025. No end of term approaching letters were seen.

•	There were 26 (8.6%) loans seen within the Random Sample due to mature within the next seven years that were Capital Repayment. All were on course to redeem at maturity.

Term Date Approaching – Targeted Sample

Procedures were generally adhered to and managed appropriately.

•	There were 34 (34%) loans seen within the Targeted Sample due to mature within the next seven years that were Interest Only. 21 of these were BTL.

•	Exit strategies varied according to Borrower circumstances.

•	Annual statements contain detail reminding Borrowers of IO and giving remaining term.

•	There were 5 (8.6%) loans seen within the Targeted Sample due to mature within the next seven years that were Capital Repayment. Of these, 2 were on course to redeem at maturity with the 3 others not currently on track.

Term Date Passed – Random Sample

Procedures were generally adhered to and managed appropriately.

•	There were 13 (4.3%) loans seen within the Random Sample that had passed term end. Of these 10 were BTLs and 3 Owner Occupied.

•	There were two loans where the term had expired, but the system notes did not clearly detail what the current position was.

Term Date Passed – Targeted Sample

Procedures were generally adhered to and managed appropriately.

•	There were 26 (26%) loans seen within the Targeted Sample that had passed term end. Of these 13 were BTLs and 13 Owner Occupied.

Vulnerable Customers

Overview

Sensitive and Vulnerable customers are those who are exhibiting signs of risk factors that may impact their ability to engage or pay their mortgage. The FCA notes 4 factors that act as drivers to actual or potential vulnerabilities.

•	Health – examples can include physical disability, chronic illness, visual/audio impairments, mental health issues, impaired mental capacity.

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•	Life Events – examples can include caring responsibilities, bereavement, income/job reduction/loss, relationship issues, non-standard requirements (i.e. ex-offenders, refugees).

•	Resilience – examples can include low/fluctuating income, debt, low/no savings, lack of support.

•	Capability – examples can include low knowledge, understanding and/or confidence in managing financial matters, poor literacy/numeracy skills, language barriers, learning impairments.

Process

During contact with Borrowers, information might arise where the Lender may need to consider their approach and identify the Borrower as vulnerable or potentially vulnerable. The identification of vulnerable customers is set out in the Vulnerable Customer Referrals Process document provided. This details what a call handler should look out for to consider BAU (Business as Usual) options or make a referral. A referral is sent to a dedicated forum of key stakeholders from the Products, Legal and Risk areas of the business.

Examples are given as:

•	Illness

•	Mental health

•	Domestic and Financial abuse

•	Terminal illness

•	Serious illness of a family member

•	Bereavement

•	Gambling

•	Debt management companies

It is noted that the TEXAS model is used which provides a 5-step approach to working with Borrowers who have mental health issues.

Sample Review

For the purpose of the review, the approach of including deceased Borrowers within the vulnerable customer category was adopted to highlight any issues.

Both samples were reviewed to identify any Borrowers that may be considered vulnerable or potentially vulnerable and to highlight any material issues. This was achieved by reviewing the system notes and warning flags.

Findings

The review highlighted loans where a sensitive issue was found and where the Borrower would be deemed as vulnerable or the matter sensitive. The sensitive issues have been categorised into different areas, which are seen to be the main triggers when identifying a Borrower’s vulnerability. The Benefits marker used relates to the receipt or claim for DWP Support for Mortgage Interest contributions.

The vulnerable issues have been categorised as below:

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Random Sample

Exception Code	Exception Description	#
RISK.39	Mental Health	5
RISK.40	Severe / Long term illness	5
RISK.42	Physical Health	1
RISK.05	Borrower Deceased	7
RISK.04	Benefits	1
RISK.01	Sensitive age	2
RISK.41	Lack of English skills	1
		22

Targeted Sample

Exception Code	Exception Description	#
RISK.39	Mental Health	7
RISK.40	Severe / Long term illness	14
RISK.42	Physical Health	4
RISK.05	Borrower Deceased	18
RISK.04	Benefits	6
RISK.01	Sensitive Age	6
RISK.43	Low Literacy	1
		56

Vulnerable – Random Sample

•	Notes were generally clear and demonstrated an understanding of vulnerabilities. Assistance was seen to be offered where appropriate and overall can be considered to be following industry best practice.

•	Where a joint Borrower has passed away, the loan was reviewed to ensure that it had been transferred into the name of the remaining Borrower, assuming appropriate documentation had been provided.

•	It was not clear how the vulnerable customers were flagged on the systems or the processes for monitoring, review and reporting. A request was made for details of the process for UFSS and DM9. This had not been seen at the time of the report.

•	One loan was seen where it was unable to be confirmed if consent had been given.

Vulnerable- Targeted Sample

•	Notes were generally clear and demonstrated an understanding of vulnerabilities. Assistance was seen to be offered where appropriate and overall can be considered to be following industry best practice.

•	Where a joint Borrower has passed away, the loan was reviewed to ensure that it had been transferred into the name of the remaining Borrower, assuming appropriate documentation had been provided.

•	It was not clear how the vulnerable customers were flagged on the systems or the processes for monitoring, review and reporting. A request was made for details of the process for UFSS and DM9. This had not been seen at the time of the report.

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Underwriting Policy

Overview

At the time of origination each loan was expected to be underwritten in line with the lenders’ policies and products.

Process

The Review Team was provided with intermediary lending guides for May 2008 & August 2008. In the absence of lending policies and product guides for the early loans, these were used as a basis for assessment along with the review teams past knowledge of general products available at the time of origination. The Lender was asked to confirm these were the only documents available. This had not been confirmed at the time of the report.

Key points were:

•	Minimum age - 18 all products

•	Maximum age - 70 (Owner Occupied), 75 BTL

•	Borrowing beyond retirement rules applied where the mortgage extended beyond 65 for all residential and investment properties where family members reside

•	Employment – Employed. Self Employed and Contract

•	Loans were credit scored

•	Unacceptable properties:

o	Right to buy (during pre-emption period)

o	Shared ownership property

o	Freehold flats/maisonettes

o	Leasehold properties with less than 30 years remaining at the end of the mortgage term

o	Properties designated as defective under any Housing Act

o	Properties with restrictions that will prevent full time residential use e.g. type of occupancy and/or the period of use

The guides noted that it was a requirement to take into account the Borrowers intention to repay the mortgage. Where the repayment plan was other than endowment, investment plan or pension, the information was recorded as ‘Other. Detail was required via free format box and the following options were given:

•	Cash savings

•	Stocks and Shares

•	Unit Trust

•	Trust Fund

•	Investment Bond

•	Sales of Business

•	Sale of Commercial Property

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•	Sale of Residential Property

•	Sale of Mortgage Property

•	Sale of Non-property assets

•	Inheritance

•	Use of Bonds

Sample Review

General Underwriting

As this is a seasoned loan book, a full re-underwrite was not completed; instead, the samples were subjected to a general assessment against usual standards applicable at the times of origination.

Repayment Vehicles

As part of the review the team was requested to comment on the requirements regarding repayment vehicles for the loans. This particularly applied to Interest Only (IO) loans. The Lender also gave options for Capital Repayment and Part & Part.

Findings

General Underwriting – Both samples

The lending guides provided gave an insight into the assessment of the loans, but as these were at the later end of the origination dates, it should be noted that they are likely to have changed over time.

Although a full re-underwrite of the files was not completed, the general assessment of the underwriting of the loans at origination for both samples (main loan and any subsequent further advances), was in-line with expectations. Loans originated at these times were not subject to the same checks that would be applied in today’s market. They relied heavily on self-certification of income and having a suitable property for security.

Repayment Vehicles – Both samples

Capital & Interest loans would be expected to clear to a zero balance at the end of the term.

For both samples, the onus was placed on the applicant to have a suitable investment product in place to repay an IO mortgage at the end of the term. This would typically be through the sale of the secured property. Evidence of this was not a requirement. This is not unusual for loans originated at these times.

Customer Campaigns

Details of Customer Campaigns or Accelerated Redemption programmes in the last 2 years were requested but as at the time of the report had not been provided.

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Remediation

Overview

Remediations to loans may need to be carried out from time to time, these are corrective actions to ensure that the loans are correctly adjusted in the event of an issue. These may be for various reasons. A request was made for details of any remediations carried out on the loans in the last 2 years. At the time of the report these had not been provided.

Process

If the Lender had carried out remediation actions, it was expected that these would be noted on the system and flagged with an appropriate remediation warning. That relevant letters would be seen and adjustments could be identified.

Sample Review

The review for both samples considered system notes for the last 24 months.

Findings

Remediations - Random Sample

No remediations were seen in the last 24 months.

Remediations - Targeted Sample

No remediations were seen in the last 24 months.

It should be noted that this does not prove that no remediations have taken place merely that none were seen in the samples. There are also other remediation actions that have impacted the portfolio historically (outside of the 24-month review). No investigation was taken of these.

Valuation Reports

Overview

It was expected that, in-line with policy at the time, the Lender would have obtained confirmation of the suitability of the property as security and confirmed the value on the open market.

Process

A full external valuation by a RICS qualified valuer was completed for all loans at the time of origination to assess the security being offered. A later valuation report may have been obtained where a further advance was requested, depending on when a previous valuation had been carried out and the indexed valuation of the property at the time of the further advance application.

For loans originated online, the valuers uploaded the survey results to the Lenders system, this was then populated to the loan assessment document. For the purpose of the review it is called a system valuation. It did not necessarily populate all the information such as construction, number of bedrooms or valuers name. It is assumed that if required this information was available and that the original report was supplied at some point.

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Sample Review

The valuation report/system valuation were checked to ensure the quality of the security taken was adequate and within policy, this took into consideration the property location, type, value and any comments.

Specific areas of the valuation were reviewed and commented upon as per the Scope of Work requirements:

•	The qualifications of the surveyor,

•	Any adverse comments raised by the surveyor

•	Confirm the construction of the security was of standard construction and easily marketable

The review assessed valuation reports both at the time of the original loan and when any further advance loans were released.

Findings

Valuations - Both samples

•	All reports seen were signed or digitally signed. It is taken that the valuer had appropriate qualifications as these were not always seen. It appeared that the Lender used a panel.

•	The valuation reports reviewed were all completed correctly and on the approved Lenders template.

Valuations - Random Sample

•	There was 1 property identified in the Random Sample which was of non-standard construction.

o	Newbuild property under construction. Surveyor has stated that the construction of the property is non-standard & may not be acceptable to some Lenders which may affect marketability. The property will also have a restrictive occupancy covenant restricting the occupancy to local needs (RAid157).

Occupancy

Overview

Where there are issues relating to the occupancy of the security this can potentially have an impact on the value, and marketability. This may include where the property is found to be unoccupied and abandoned for a variety of reasons, including where the Borrower no longer takes responsibility for the property or is in a poor state of repair or damage.

Other issues may arise if the Borrower is deceased and provision for the management of the property has not been appropriately provided for, or where the property is being occupied by unauthorised tenancies.

A further concern is where the Borrower or close family member is found to be residing in the security without obtaining the Lenders permission, which is usually a breach of the terms and conditions of a Buy to Let mortgage.

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Process

The Lender may flag issues regarding occupancy within the system notes. The system contains evidence of action taken, such as letters sent advising the Borrower of potential breaches, field agent visits or in extreme cases, LPA instruction or legal action / possession.

The Lender has a process in place for situations where an owner occupying Borrower wishes to let their property. A document was provided that detailed the scenarios where a Consent To Lease would be considered. A CTL form is required to be completed. If a consent is given it is for 6 months on a reviewable basis. There is a fee which will be applied to the mortgage, this is a percentage of the mortgage balance between 0.25% and 0.50% depending on the LTV.

Sample Review

The system notes, warning flags and correspondence were reviewed to identify any issues that could be established.

Findings

Occupancy – Random Sample

•	The review identified 3 loans where one or more of the Borrowers current whereabouts are unknown. Of these 2 are owner occupied Borrower and 1 BTL Borrower.

•	There were 2 loans identified where the BTL Borrower appears to be currently occupying the property. This may affect the regulatory treatment of the loan.

•	There were 12 loans originated on an owner occupied basis where one or more of the Borrowers did not appear to be in residence.

•	There was 1 loan noted as an unauthorised BTL.

•	There was 1 loan where a parent was resident in a BTL property.

Occupancy – Targeted Sample

•	The review identified 6 loans where one or more of the Borrowers current whereabouts are unknown. Of these 4 are BTLs, 1 owner occupied and 1 where Borrower 2 whereabouts is unknown but Borrower 1 is still in residence.

•	There were 3 loans identified where the BTL Borrower appears to be currently occupying the property. This may affect the regulatory treatment of the loan.

•	There were 11 loans originated on an owner occupied basis where one or more of the Borrowers did not appear to be in residence.

•	There were 2 loans noted as an unauthorised BTL.

Security Claims

Overview

Third party occupiers can, under certain circumstances, claim rights over a property or, if contributing to mortgage payments, make a claim in relation to equity.

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Process

During communication with the Borrower, notes are made on the system to record the general comments from these conversations.

Sample Review

The system notes were used to review if there had been or were any third-party occupancy rights or equity claims that may affect the security. In addition, where third party payments were being received an assessment was made as to whether this was deemed to be an issue.

Findings

Security Claims - Random Sample

None identified.

Security Claims - Targeted Sample

There were 2 potential equity claims noted in the Targeted Sample:

•	Sole Borrower has left the property but notes indicate non borrowing spouse is in residence. Potential equity rights (RAid364).

•	Sole borrower deceased 14th August 2021, Grant of Probate obtained through Solicitors 3rd February 2022, hold put on account to 17th September 2022 to allow Executor time to action estate. Spouse of deceased borrower residing at property (RAid395).

Legal Disputes

Overview

Legal disputes concerning the property, Borrower or loan may arise after completion of the loan and these may impact any ongoing litigation or potential possession.

Process

Any issues would be dealt with on an individual basis.

Sample Review

The samples were reviewed to identify if there were any legal disputes or insurance claims in progress. This was established through reviewing the system notes.

Findings

Legal Disputes - Random Sample

None identified.

Legal Disputes - Targeted Sample

1 loan was identified where there was an ongoing legal dispute:

•	BTL. Current occupiers are claiming that missed rents were agreed as offset against repairs made to the property. Court have allowed a defence to be made on this basis so court awaiting evidence to be produced (RAid400).

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Fraud

Overview

Fraud is a serious issue for all lenders and must be investigated thoroughly.

Process

An overview of the team responsible for this area and responsibilities was requested. This had not yet been provided at the time of the report. It was subsequently advised that fraud loans have now been excluded from the pool.

Sample Review

The samples were reviewed to identify if there was any indication of suspected or confirmed fraud. This was established through reviewing the system notes.

Findings

Fraud - Random Sample

None identified.

Fraud - Targeted Sample

Two loans were noted in the Targeted Sample:

•	Account note 8th September 2021. Borrower claimed the mortgage on the security property was illegally taken out by a third party. They stated no intention of making payments and was happy for litigation to proceed. Account note 9th November 2021 indicates that the property was tenanted. Property now in possession (RAid310).

•	16th May 2022. Borrower 2 has advised that the FSCS are investigating their civil claim against the introducing broker for fraud in respect of their BTL mortgages. 2 have been repossessed and the subject account is over 13 months in arrears as at data cut off. The investigation could take up to 6 months. May then look at Assisted Voluntary Sale (RAid314).

Bankruptcy and IVA’s

Overview

Bankruptcy and IVAs are a clear indication that the Borrower has financial problems, and so must be taken into consideration.

Process

A copy of the Bankruptcy Servicing Telephony guide was provided showing processes affected and warning removal. This provided an overview and notes that there are different processes to follow depending on whether the Borrower is considering, has files for or been declared insolvent. These processes were not detailed.

The guide did detail processes that would be affected:

•	No payment holidays

•	No further lending

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•	Product transfers

•	Type/Term Changes

For removal, the guide states written confirmation must be received from the official receivers or trustee in Bankruptcy stating they have released their interest in the property. If an IVA has been discharged then a completion certificate must be received. Verbal instruction will not be taken.

Sample Review

The samples were reviewed to identify any cases where the loan had a Bankruptcy / IVA registered against them. This was identified from the system flags, notes and/or scanned correspondence. Where this was evident the reviewer checked the system to confirm if a warning flag was in place.

Findings

It was not clear how Bankruptcy/IVAs were flagged and monitored consistently on either system. The Lender was asked for clarity on this but this was not seen at the time of the report.

BKO/IVA - Random Sample

None identified.

BKO/IVA - Targeted Sample

There were 2 loans seen where a Bankruptcy / IVA had been registered or proposed against the Borrower within the last two years. Both loans are in possession.

LPA Receivers

Overview

For England, Wales and Northern Ireland there is the option to appoint a Law of Property Act (LPA) Receiver where a Borrower has breached the mortgage terms and conditions on a BTL loan. Typical breaches can be:

•	Mortgage Payment Arrears

•	Unpaid Ground Rent / Service Charges

•	Insolvency

•	Term Date Passed

•	Deceased Borrower

An LPA Receiver will take over the management of the property on behalf of the Borrower. This may include:

•	A strategy review to decide whether to rent or sell the property

•	Collecting rent

•	Dealing directly with the tenant

•	Appointing new tenants

•	Handing back to arrange the sale of the property

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Process

Process guides were provided. Once the decision to assign and LPA Receiver has been made then an EFA (Field Agent) will be assigned to carry out a BTL Occupancy visit to establish:

•	If the property is tenanted and confirm who lives at the property

•	Is a valid tenancy in place

•	Are they making regular payments

•	Is the property unoccupied

Accounts are routed to queues for a dedicated LPA Receivership Team to review.

The accounts are monitored on spreadsheets with information coming directly form the queue or state the account is in on the Collection system. The team are sent a spreadsheet daily of accounts to be worked. In addition to this daily spreadsheet there are separate spreadsheets to monitor accounts depending on where the strategy sits. It was advised that as there are various spreadsheets it would be highly unlikely an account would not be worked within relevant timescales. There is also a control in place to highlight accounts not worked within a certain period of time.

Sample Review

The samples were reviewed to identify any loans that have or have had an LPA Receiver instructed.

Findings

Where LPA Receivers had been instructed there was seen to be good communication with them, and commentary noted with recommendations for either sale or continued rental according to circumstances.

LPA - Random Sample

None identified

LPA - Targeted Sample

There were 5 loans where an LPA Receiver had been instructed. In all instances the instruction was appropriately instructed and monitored correctly.

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PRIMARY SERVICING

The portfolio is currently primary serviced by Lloyds Banking Group. There is not one dedicated primary servicing policy but rather a web based ‘SharePoint’ Interchange which holds a wealth of information for staff, including a number of guidance sheets used for telephone contact with the Borrower. There is a facility for staff to search regarding a specific query.

With this in mind the sample loans were assessed using some key process guides. In the absence of these the loans were reviewed to general industry standards.

Specific areas as noted in the Scope of Work are detailed below;

Rate Change

Overview

Rate changes are applied in-line with the terms and conditions of the mortgage.

Process

Rate change notices are provided the month before the change takes effect, confirming the new interest rate, payments due and dates. The process appeared to be the same for all, the Lender would need to advise if there are any circumstances where this would differ.

Sample Review

The scope required an individual loan to be checked for application of rate change and interest charged. As the sample contained Base Rate linked loans and Standard Variable rate loans, a decision was made to review one of each, and then a further random loan as an extra verification measure. 2 of these were from the Random Sample and 1 from the Targeted Sample. They were reviewed to establish if the correct rate and new contractual monthly payment were correctly applied, and that the Borrower had received the rate change notice on a timely basis and the information provided matched the system. To allow for rounding discrepancies a tolerance of £0.01 was applied. The rates had changed in February, March, May and June 2022. Each change was checked to ensure they were applied correctly. RA understands the rate change process to be the same for all loan types.

The rate change notice is generated by UFSS using a template document. The letter to the Borrower was noted on the system but not able to be viewed. A copy of the template letter was supplied showing the details that would be sent to the Borrower.

Findings

Rate Change – Random Sample

•	No issues were found.

•	The review contained 1 Bank of England linked loan and 1 Standard Variable Rate.

•	Notices were correct and timely sent in advance of the rate and payment change.

•	The last rate change in the Sample was on 1st June 2022.

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Rate Change – Targeted Sample

•	No issues were found.

•	The rate was Standard Variable Rate.

•	Notices were correct and timely sent in advance of the rate and payment change.

•	The last rate change in the Sample was on 1st June 2022.

Interest Charged

Overview

Different interest rates are charged depending on the product at the time of origination, or any subsequent product switches.

Process

It was advised that the majority of the loans in the portfolio are charged on a daily rest basis. A request was made for details of the products not on daily rest. This had yet to be provided at the time of the report.

The system accrues and charges interest to the Borrowers’ account in accordance with the terms and conditions of the mortgage.

Sample Review

Using the same sample as for the Rate Change review, the interest charged for February, March, May and June 2022 was checked to see if it was correctly applied. A tolerance of £0.01 was applied to allow for rounding.

Findings

•	All loans in the sample were Daily Rest.

•	The interest accrual is based on the previous month-end interest bearing balance (IBB) using the daily interest calculation of balance x interest rate /365 days.

•	The number of days’ interest charged varied in line with the number of days in the month.

•	Any credits/debits applied during the month are taken into consideration and the interest accrued adjusted from the day they were applied.

•	The Servicer’s system provides a clear audit trail of the interest debit and credits for each month.

•	In all cases the interest calculation by the Review Team matched exactly that charged on the system.

Interest Charged – Random Sample

No issues found.

Interest Charged - Target Sample

No issues found.

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Redemptions

Overview

There are occasions when a loan may be repaid early e.g. sale of property or where a Borrower is able to redeem early. It is a requirement to send out a redemption quote detailing the amount required to redeem, the date it is valid to and any details of daily interest if the date is not met.

A redemption statement is normally requested via the Borrower’s solicitor. The statement provides a figure to redeem the mortgage in full on a given date and will include a daily rate for those accounts that are charged on a daily interest basis to allow for changes in the redemption date. If the case is in litigation or possession, then additional sums may be required to be included. A discharge fee may be applied, and this can vary from loan to loan depending on origination and is stated in the mortgage offer.

On receipt of monies the account should be reconciled to ensure the loan can redeem in full and any refunds due are promptly refunded.

Process

A flowchart was provided detailing the process for redemption statement requests from Professional Third Parties such as Accountants, Citizens Advice, Debt Consolidation Agencies or Official Receivers. The process for emailing and sending redemption statements to a branch and at the Borrower request were also supplied.

Sample Review

A spreadsheet of redeemed loans was supplied for loans that had redeemed post Data Cut-off. From these 5 were targeted to test the process in terms of accuracy of figures provided in redemption statements, including the appropriate discharge fee, receipt of monies, financial reconciliation, shortfall / refunds and closure of the account.

Findings

•	In all cases the redemption statements were found to be accurate and issued on a timely basis.

•	Reconciliation of funds received was found to be accurate and timely.

•	There were 3 instances of refunds required within the Sample and these were correctly made.

•	The process charts were thorough and reflected usual practise.

Sundry Fees

Overview

Fees may be applied on loans in accordance with FCA guidelines. They must be reasonable and appropriate.

Process

Fees will be charged depending on the activity of the account e.g. there may be some general fees such as Mortgage Exit fee, reinspection fee or revaluation for additional borrowing.

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Sample Review

The samples were reviewed to identify any loans where excessive or inappropriate fee charging was evident by interrogating the financial transactions posted on the UFSS system.

Please note this review excludes the monthly arrears management fee, which is covered separately in this report.

Findings

A request for post completion fees detail had been made but had not been supplied at the time of the report. A list of fees, stated as correct at November 2018, was located by RA on the Lender website. It is assumed this is up to date. They are considered to be in line with other Lenders.

Sundry Fees – Random Sample

No loans were identified where sundry fees were considered to be excessive or inappropriate.

Sundry Fees – Random Sample

No loans were identified where sundry fees were considered to be excessive or inappropriate.

Reason for Arrears

Overview

It is expected that a reason for arrears would be established during any verbal communication with the Borrower. A reason is not always able to be obtained, especially if the Borrower is not willing to co-operate. For long standing arrears the reason may be historic and the current reason unknown. Loans where the Borrower has been in arrears for a short period but has corrected the situation themselves may not have had contact with the Lender to offer any explanation.

Process

If a Borrower falls into arrears, the Servicer during the arrears management process will seek to establish the Borrower’s current circumstances that have led to the issue, including the reason for the arrears. They will also assess how this may affect future payment performance. The reason for the arrears may not be known in all cases, particularly where the Borrower is not communicating with the Servicer.

Sample Review

The samples were reviewed to identify where payment issues had occurred in the last 12 months, the reason for arrears, and to ascertain whether the issues have been resolved.

Findings

The following tables provide a breakdown of the Reason for Arrears:

Other than the ‘Unknown’ the main reasons were in-line with expectations being lack of income or ill health.

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Reason for Arrears - Random Sample

Reason for arrears	#
No arrears in last 12 months	263
Unknown	17
Reduced Income	7
Health issues	5
Financial Mismanagement	5
Deceased	1
Unemployed	1
Bereavement	1
Total	300

Reason for Arrears - Targeted Sample

Reason for arrears	#
Unknown	24
No arrears in last 12 months	24
Health issues	12
Reduced Income	9
Deceased	8
Tenants not paying	6
Business Slow	5
Financial Mismanagement	5
Marital Split	2
BTL property untenanted	2
Bankrupt	2
Unemployed	1
Total	100

Direct Debit Recalls and Payment Issues

Overview

To obtain an insight into the possible future conduct of a loan, a review of the last 12 months’ payment performance can highlight where, even though there may be no current arrears, the Borrower is having some difficulty with making the monthly payment. In addition, where there are arrears some indication can be ascertained as to whether the arrears will continue to increase or there are indications the Borrower is addressing the arrears.

Process

The Servicer was seen to use Direct Debits as the main collection method. Payments are collected monthly. In the event of issues with Direct Debit, bank and card payments were seen.

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Sample Review

Each loan in both samples was reviewed on the Servicer’s system to verify payment history, including the dates and amounts of the payments made for the period between 1st June 2021 and 30th June 2022. If considered relevant the up to date position was considered.

Where it was evident that any payments made by direct debit had been recalled, any manual payments had been returned or that payments made were partial payments of the contractual payment or if these were made late, this was flagged. This also included loans where the contractual payments were not being met but the Borrower was noted as being in credit and not being classified as being in arrears.

Additionally, loans where the Borrower had missed payments and the arrears had increased over the period by more than one month’s payments, were also flagged.

Where there had been no arrears in the last 12 months or arrears had not increased by one month during this period, a further review was undertaken for the preceding 13–24-month period to establish if the loan had suffered previous arrears greater than 3 months and is now re-performing.

Findings

Payment Performance - Random Sample

•	There were 25 (8.33%) loans noted as having had payment difficulties by way of direct debit recalls, returned manual payments, late or partial payments in the last 12 months, where no credit balance was evident. Refer to PAY.03

•	There were 16 (5.33%) loans noted as having had new arrears greater than one month in the last 12 months. Refer to PAY.02

•	It is likely, in the opinion of the review team, that the arrears will continue to increase on 11 (3.66%) loans which were in arrears at the time of the review. Refer to PAY.04

o	In 6 (2%) instances there is the potential for a shortfall sale based upon the index valuation and / or system notes. Refer to RISK.12

•	In 7 (2.33%) instances it was noted that although the loan was in credit there had been payment difficulties with some missed, late or partial payments over the last 12 months. As the loans are currently not in arrears this is a less significant issue; however, it can be an indicator of future payment problems. Refer to PAY.08

•	There were 2 (0.66%) loans where no arrears occurred during the last 12 months but had been in arrears or experienced payment difficulties in the preceding 12 months. Refer to PAY.09

Payment Performance -Targeted Sample

•	There were 7 loans (7%) noted as having had payment difficulties by way of direct debit recalls, returned manual payments, late or partial payments in the last 12 months, where no credit balance was evident. Refer to PAY.03

•	There were 62 (62%) loans noted as having new arrears greater than one month in the last 12 months. Refer to PAY.02

•	It is likely, in the opinion of the Review Team, that the arrears will continue to increase on 48 (48%) loans which were in arrears at the time of the review. Refer to PAY.04

o	Of these, there is the potential for a shortfall sale in 12 instances based upon the index valuation and / or system notes. Refer to RISK.12

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•	In 3 (3%) instances it was noted that although the loan was in credit there had been payment difficulties with some missed, late or partial payments over the last 12 months. As the loans are currently not in arrears this is a less significant issue; however, it can be an indicator of future payment problems. Refer to PAY.08

•	There were 7 (7%) loans where no arrears occurred during the last 12 months but had been in arrears or experienced payment difficulties in the preceding 12 months. Refer to PAY.09

Customer Contact

Overview

During the life of a mortgage, a critical part of the process is to ensure contact with the Borrower is appropriate, timely and effective.

Process

There are various times when contact with the Borrower will need to be established. The process for this will depend upon the reason for contact. The contact may be in relation to primary or special servicing. Care must be taken to ensure the correct security measures are taken to identify the Borrower.

Sample Review

The quality and timeliness of customer contact was assessed throughout the review using the notes and documents available on the respective servicing systems.

Service Level Agreements (SLAs) were not provided during the on-site review and in the absence of these, timeliness was judged on prudency and the Review Team’s substantial industry experience.

The samples were reviewed and where a significant event had occurred e.g. Transfer of Equity, missed payments / arrears, the quality and timeliness of the customer contact was assessed in line with best market practice.

Findings

Contact - Random Sample

Overall customer contact on the loans reviewed was seen to be of good quality, detailed correct information and of satisfactory quality.

Contact Targeted - Sample

Overall customer contact on the loans reviewed was seen to be of good quality, detailed correct information and of satisfactory quality.

Customer Complaints

Overview

Customer complaints are important as they can give indication of when a Borrower is unsatisfied with a product or service. This can indicate where an improvement of policies and procedures is required.

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Process

Review of the Servicer’s complaints policy and process was not undertaken whilst on-site. A brief overview of the complaints department was subsequently undertaken via a Teams call with 2 members of the complaints team. It was advised that the complaints team, of approximately 200, is spread across 2 sites and covers complaints for the group as a whole. The TMB complaints are not ring fenced but the system holds the portfolio details to allow for a breakdown for reporting purposes when required. A system called RESPOND is used which is commonly seen to be used by other Servicers and is considered to be a robust system.

The Borrower may complain via the usual channels e.g. telephone, email, post.

It was advised that telephone complaints are initially dealt with by frontline staff, who follow a series of questions to ensure full details are obtained. If frontline are unable to resolve the call, it is escalated to the complaints team.

The team have the ability to pay compensation if deemed appropriate, this is mandated and each case assessed individually.

Sample Review

Both samples were reviewed against the notes on the system to identify any complaints that were deemed to be significant or remained unresolved in the last 24 months. As the Servicer uses RESPOND there was limited information available to reviewers on UFSS for these samples.

To look further into the complaints process and handling, the Company provided a copy of the following complaints log:

•	06.06.13 TMB Complaints 01.06.21 – 19.07.22

From this, a selection was made of 5 random accounts where a complaint was made during the last 3 month period April 2022 to June 2022.

Each of these loans was viewed via shared screens to verify the information and also to view any Final Response Letters (FRLs).

Each complaint was reviewed to assess timeliness, compliance with regulation and delivery of appropriate customer outcomes.

Findings

Complaints - Random Sample

From a review of complaints registered in the last 24 months, 6 cases were noted as being subject to a complaint. There was minimal information noted.

Complaints - Targeted Sample

From a review of complaints registered in the last 24 months, 6 cases were noted as being subject to a complaint. There was minimal information noted.

Complaints -Selected 5

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RA felt the complaints team staff were knowledgeable and able to answer any queries. From the run through of the complaints on RESPOND, there were no particular concerns over the handling of complaints or any concerns over day to day operational processes. The complaints were in line with those seen for other portfolios. Final response letters were seen. They were clear and addressed the issues, were sympathetically written and contained the expected information should the Borrower wish to take further action.

Communication with Customers

Overview

A key factor in the servicing of loans is good communication with the Borrower. This can affect the way the Borrower engages and have an impact on the relationship between both parties.

Process

The Servicer utilises a number of methods for Borrower communication. A few examples are:

•	Telephone

•	Written communication e.g. letters and emails

•	Text messages

•	Dialler activity

Sample Review

During the general review loans were assessed for the appropriate levels of communication with Borrowers in all forms, e.g. letters, verbal, e-mail.

As part of the review of communication with Borrowers, five loans were randomly selected from the samples for interrogation of the annual statement and on a further five loans the arrears letters were reviewed in detail.

Each statement was assessed for the following:

•	Salutation

•	Address

•	Joint Borrowers who reside at different addresses – checked if individual statements were sent to each Borrower

•	Opening / closing balance

•	Payments due

•	Payments made

•	Interest charged

•	Fees / charges

•	Interest rate

•	Repayment method

•	Regulatory wording requirements

•	Contact details

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•	Signposting for help

•	Timeliness

Findings

Communication - Random Sample

No issues identified. The communications were considered as adequate and reasonable. The system notes and associated documentation were all available and the information provided was found to be clear and not misleading. There were no issues with record keeping and in all cases the statements had been issued correctly and timely.

Communication – Targeted Sample

The communications under review were considered as adequate and reasonable. The system notes and associated documentation were all available and the information provided was found to be clear and not misleading. There were no issues with record keeping. With the exception of 1 loan (RAid344) the statements had been issued correctly and timely.

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SPECIAL SERVICING

Overview

A review of the Collections team was not undertaken. A Debt Management document was provided to give an overview. Collections activity is performed at internal sites in Hove and Rosyth, and externally (telephony only) in the UK and Manila.

Accounts entering arrears are segmented as follows:

•	Special circumstances Borrowers are moved to specific workstreams for manual review e.g. deceased Borrowers or those previously identified as vulnerable

•	Where the Direct Debit (DD) is to be represented

•	All other Borrowers begin a risk banded contact strategy based on their propensity to roll to higher cycles e.g. BTL Borrowers or those where arrears have been previously capitalised.

•	Where Borrowers are not subject to the segmentation model, their treatment is aligned to the highest risk segment

The outcome of the segmentation will then drive the treatment approach. If the treatment is not successful then the case will progress to litigation and then possession. Repossession was stated as being last resort and will only be undertaken after review by expert Collection agents.

Treating Customers Fairly (TCF)

Overview

Treating Customers Fairly (TCF) is an outcome based regulatory and supervisory approach designed to ensure that regulated financial institutions deliver specific, clearly set out fairness outcomes for financial customers.

Process

The principles of TCF are a key factor in the business practises.

Sample Review

During both sample reviews, the contact notes and documentation were assessed to ensure they met with the principles of TCF.

Findings

TCF – Random Sample

•	No TCF issues were identified within the Sample.

•	All recorded action taken was considered as being generally adequate, reasonable and fair.

•	No indication of failures with regard to the appropriate FCA regulations.

•	No indication that communications with the customer are unfair or misleading.

•	Due regard to Vulnerable Customers was in clear evidence.

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TCF – Targeted Sample

•	No TCF issues were identified within the Sample.

•	All recorded action taken was considered as being generally adequate, reasonable and fair.

•	No indication of failures with regard to the appropriate FCA regulations.

•	No indication that communications with the customer are unfair or misleading.

•	Due regard to Vulnerable Customers was in clear evidence.

Contact with Borrowers

Overview

All contact with Borrowers should be appropriate, timely and effective. It is usual for a number of contact methods to be used to achieve this. Care must be taken not to use excessive attempts that may be classed as harassment. There are expected to be policies and procedures in place to provide guidance of this.

Process

The processes for arrears contact strategy are noted in the Core Treatment Strategy document.

A combination of letters, SMS, phone calls, automated system reviews and manual reviews are noted and are applied according to where the account is in the process.

Sample Review

The system notes, events and documentation relating to payment or arrears management were assessed for both samples. The contact conduct (where applicable) was assessed to ensure it was active, timely and effective.

Findings

Contact – Random Sample

•	No instances were found where there was a lack of appropriate contact with the Borrower.

•	There were 5 cases where the Borrower was deemed to be not co-operating.

Contact – Targeted Sample

•	No instances were found where there was a lack of appropriate contact with the Borrower.

•	There were 17 cases where the Borrower was deemed to be not co-operating.

Arrangements to Pay (‘ATP’)

Overview

An ATP can be used to reduce / clear arrears. Where an ATP has been agreed as a suitable option for the Borrower based on their personal and financial circumstances, this should be fully documented, monitored and reviewed.

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Process

The general process seen to set up a formal ATP was to assess the Borrowers financial position by obtaining details of income and expenditure and assessing affordability. Once an ATP is agreed, a confirmation letter is sent to the Borrower detailing the agreed arrangement including amount and start / end dates.

Sample Review

The system notes, events and documentation were reviewed to ensure that the ATP’s were properly assessed, documented and reviewed as appropriate.

Each loan was reviewed in detail for the following (where applicable):

•	Appropriate communication.

•	Reasonableness of ATP.

•	No issues with the level of communication.

•	ATP’s in the opinion of the Review Team can be considered appropriate.

Findings

In general, the ATP’s were seen to be assessed correctly and appropriately with clear notes. The arrangements set on the system matched the confirmation letters sent to the Borrower.

ATPs – Random Sample

There were 4 accounts noted as having a current ATP in place.

ATPs – Targeted Sample

There were 6 accounts noted as having a current ATP in place.

Loan Modifications & Forbearance

Overview

Where a formal ATP is not appropriate then forbearance or modification can be considered as alternative options for the Borrower, based on their personal and financial circumstances. This should be fully documented, monitored and reviewed.

Process

The processes are detailed in the Core Treatment Strategy.

There are various treatments according to the Customer need segment.

Account Management

•	Due date change

•	Due date changes with payment break

•	Payment method change

•	Mortgage review (Advised)

•	Payment holiday (pre arrears only)

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Payment plan

•	Full arears plan

•	Catching up plan

•	Capitalisation

•	Temporary plan

Mortgage restructure

•	Term extension

•	Change of repayment type

•	Product transfer

Mortgage exit

•	Private assisted sale

•	Assisted voluntary sale

•	Voluntary surrender

•	LPA receiver (BTL only)

•	Legal action and Repossession

Sample Review

Loans were identified where a forbearance / modification had occurred during the last 24 months.

Where a forbearance measure or account modification had occurred in the last 24 months, these were checked that they had been fully documented, and that the forbearance measure used was appropriate and that this was later monitored and reviewed accordingly.

Accounts were identified where more than one forbearance measure and / or modification had taken place and these were also recorded. Capitalisations are included in these but are also noted separately in the report.

Findings

No issues were found with forbearance/ modifications in either sample and they were seen to be appropriately applied.

Forbearance/Modifications - Random Sample

There were 10 loans identified where forbearance had been applied.

•	5 term extensions.

•	4 deferred payments.

•	1 arrears capitalised.

Of the 10, 7 had one forbearance measure.

3 of the loans had further forbearance:

•	Term extension.

•	Switched to repayment.

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•	Arrears capitalised.

Forbearance/Modifications - Targeted Sample

There were 7 loans identified where forbearance had been applied.

•	5 term extensions

•	2 arrears capitalised.

Of the 7, 5 had one forbearance measure.

2 of the loans had further forbearance:

•	Switched to part and part.

Arrears Fees

Overview

Arrears fees may be charged for handling accounts in arrears. These are allowed to reflect the reasonable estimate of additional work carried out in servicing arrears accounts.

Process

Details of arrears fees was requested but not provided at the time of the report. The reviewers were able to locate a copy of standard costs and charges on the Lender website. These were stated as correct as at November 2018. In addition to the arrears management fee, there may be other costs for work third parties do on behalf of the Lender e.g. Field Agent Costs, Solicitors costs, Court fee, Asset Managers costs.

Sample Review

The financial transactions were reviewed on the UFSS system over a 12-month period. Where charging of arrears fees was noted these were checked to ensure that the fees were charged reasonable and not excessive.

Findings

Arrears fees – Random Sample

No issues were found.

Arrears fee – Targeted Sample

No issues were found.

Arrears Statements

Overview

The initial arrears statement is produced for those cases that are two months in arrears. If the arrears continue, then a quarterly statement is issued.

Process

The process for issuing arrears statements was not noted in the documents provided.

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Sample Review

The samples were reviewed for evidence of arrears statements being produced on a timely basis during the payment performance review. In addition, a more in-depth interrogation was undertaken on five loans in arrears where statements had been produced to check for accuracy of content and timing.

Findings

Arrears statements – Random

•	No issues with the level of communication.

•	Notices / statements were timely issued, and the content was accurate and in the prescribed format.

Arrears statement - Targeted

•	2 loans were identified where the quarterly arrears statements could not be located.

•	Where notices / statements were issued it was noted as timely, and the content was accurate and in the prescribed format.

Financial Crime

Overview

All authorised firms subject to the Money Laundering Regulations (MLRs) must apply policies and procedures to minimise their money laundering risk. Internal controls must effectively monitor and manage a firm’s compliance with anti-money-laundering (AML) policies and procedures.

Process

A Money Laundering and Suspicious Activity Report was provided detailing the process for Servicing telephony.

The document details the statutory obligation on all colleagues to report knowledge of or suspicion of Money Laundering, or attempted Money Laundering. It further goes on to detail in steps the reporting of potential money laundering and Suspicious Activity Report (SAR).

Any reports are sent to the Transaction Monitoring Unit (TMU).

Findings

It was not expected to see details regarding suspicious activity on file, as this information is usually dealt with by a dedicated team and information not posted to the Borrowers account. Details of the team and the responsibilities have been requested but not received at the time of the report.

Financial Crime – Targeted

No evidence seen.

Financial Crime - Random

No evidence seen.

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Third Party Service Providers

Overview

A third-party service provider is generally defined as an external person or company who provides a service or technology as part of a contract. For this portfolio it would include Field Agents, Litigation Solicitors and Asset Managers.

It would be expected that that prior to engagement and during engagement due diligence is carried out on any third party provider It would also be responsible for the removal of third parties on its panel.

Details were requested to cover the process for appointment and management of third party service providers. This had not been made available at the time of the report.

Process

RA are unable to comment until detail is received.

Findings

RA are unable to comment until detail is received.

Litigation

Overview

Borrowers that do not make payments to the account and meet certain criteria, may be subject to legal action.

Process

The litigation process flow details the position regarding taking legal action and provide guidance on the minimum litigation requirements before acting.

Legal action may be commenced if the Borrower fits under the Litigation Qualifying Criteria:

•	= > 3 cycles AND

•	= £10,001 AND

•	=£1,001 in arrears (unless 6+ cycles)

Pre litigation Journey

•	Pre- Litigation Review - Account will be reviewed manually to ensure it meets all Pre-Action Protocol (PAP) checks

•	EFA Reconnect Visit (if required)

•	Final Warning letter

•	Final warning dialler

•	Litigation review

Pre court Order Journey

•	Instruct solicitor

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•	Solicitors send a letter informing that legal action is commencing and a hearing date will be applied for

•	Solicitors will attempt to contact Borrower while awaiting a hearing date

Possession order obtained

•	Court order (either suspended or outright)

•	Court order monitored for adherence

Sample Review

The samples were assessed to confirm whether the loan had been subject to any litigation action and to ensure that the process has been adhered to. This was completed through a review of the system notes.

Findings

In total 37 of loans in the samples had been or were in Litigation during the period of review. The figures for the Targeted Sample are due to the targeted selection and, therefore for a true representation, any wider portfolio assumption should be made on the Random Sample findings.

In all cases litigation was considered timely and appropriate and the Servicer had exhausted all possibilities before commencing action.

It should be noted that the pandemic moratorium meant that repossession action could not be enforced until April 2021 This resulted in a backlog for many Servicers and in many cases action needed to be recommenced. Many Borrowers may have needed tailored support after this time.

For Northern Ireland loans, there is often a delay with getting a court hearing. The tables below give details of the litigation stage seen at the time of the review:

Random Sample

There were 7 identified which equated to 2.33% of that Sample.

Litigation Stage	#
Court Order	2
No longer in Litigation	2
Eviction Notice	1
Suspended
Court Order Suspended	2
Total	7

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Targeted Sample

There were 38 identified which equated to 38% of the Sample.

Litigation Stage	#
Awaiting Hearing Date	3
Court Order	5
Court Hearing	1
Hearing date set	1
In Possession	6
No longer in Litigation	3
LBA	2
LPA receiver instructed	5
Eviction scheduled	1
Eviction Notice Suspended	4
Eviction Notice	1
Warrant Applied	1
Court Order Suspended	4
Voluntary Possession	1
Total	38

Possessions

Overview

Depending on the outcome of litigation action and the Borrowers co-operation and ability to pay, possession of the property may be the end result.

Process

The possession enforcement process can be summarised as follows;

•	Pre enforcement letter

•	Pre enforcement review

•	EFA Reconnect/Pre-eviction visit

•	Bailiff appointment request

•	Eviction checks

•	Repossession

Sample Review

The samples were assessed to confirm whether the loan had been subject to possession and to ensure that the process has been adhered to. This was completed through a review of the UFSS and DM9 system notes and screens as far as possible. Full marketing and sales activity packs did not form part of the review.

Findings

The system notes gave brief detail on the possession details.

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The findings were:

Repossessions – Random Sample

No loans were in possession.

Repossessions - Targeted Sample

•	There were 8 properties noted as being in possession.

o	Of the 8 in possession, 4 loans appear likely to be subject to a potential sale shortfall based upon the index linked valuation and / or system notes.

•	There were 3 loans identified with crystallised shortfalls after sale. Shortfalls are managed by a separate Recoveries Team.

Arrears Management / Curing

Overview

The Review Team was asked to comment on any techniques and methods that have led to substantial levels of curing.

Process

The process for arrears management and curing is detailed in the Core Treatment Strategy.

Arrears curing is based around early contact for those cases that have initially failed to make a payment, it appears to be largely based around dialler activity backed up by SMS and letter activity.

Sample Review

The review looked to identify any specific curing and arrears management in the samples reviewed.

Findings

Arrears Management/Curing – Random Sample

The usual methods for curing were seen i.e. contact with the Borrower, setting up ATPs, or forbearance.

Arrears Management/Curing - Targeted Sample

The usual methods for curing were seen i.e. contact with the Borrower, setting up ATPs, or forbearance.

The Lender was asked to comment and form the Debt Management document it is noted that recent activity in mortgage collections and recoveries has focussed on:

•	Resuming litigation activity for customers post covid-19 moratorium

•	Identifying and implementing digital treatments and servicing journeys

•	Introduction of colleague assistance tools and decision framework to standardise the decision making process

•	Implementing a new vulnerable policy

•	The current area of focus being continued design and implementation of automated customer communications and delivery of controls/management information

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Capitalisations

Overview

Capitalisations are sometimes used as part of the curing process if the Borrower has shown that they would be able to maintain payments at a higher amount. This allows the Borrower to clear arrears and in effect get back on track. It is usual for the Borrower to have to maintain payments for at least 6 months and to supply details of affordability.

Process

No confirmation of policy or process for capitalisation was seen. It was advised that capitalisations are used.

Sample review

The review looked to identify any evidence of capitalisation in the last 5 years and confirm that loan modification processes have been adhered to.

Findings

Capitalisations were identified as follows:

Capitalisations – Random Sample

•	RAid187 - Arrears of £3,980.44 were capitalised 5th January 2018.

Capitalisations – Targeted Sample

•	RAid309 - 14th July 2022 The lender has agreed a term extension to make payments affordable. There is a 6 month Capitalisation Proving plan set on account with six months payments of £1,799 from 28th July 2022 followed by capitalisation.

•	RAid317 - £1,219.82 arrears capitalised following receipt of the bank payment on 1st July 2022. Letter sent to borrowers to confirm 7th July 2022.

The capitalisations are considered appropriate.

Re-performing Loans

Overview

The review considered the treatment and conduct of loans which had previously been greater than 3 months in arrears (i.e. non-performing) that were now able to maintain payments and had either reduced, were reducing arrears and remaining stable or had cleared arrears.

Process

Loans are generally re-performing after arranging suitable ATP’s or if the Borrowers are making payments under a performing SPO arrangement.

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Sample Review

The Review Team has looked to identify loans that have had no payment issues within the last 12 months but did have payment issues in the preceding 12 months. Each loan was assessed to identify if it was re-performing. The notes on UFSS and DM9 provided a sufficient level of detail regarding the collections activity. The payment history was checked on the system to establish the current situation of the Borrower and the likelihood that the loan will continue to perform.

Findings

Re-performing - Random Sample

None identified.

Re-performing - Targeted Sample

There were 7 cases noted as having no payment issues during the last 12 months but did have payment issues during the preceding 12 months. All were in the Targeted Sample.

In each instance the loan was noted to be treated correctly and in all cases the collections activity from the Servicer was deemed to be appropriate.

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CLIENT DOCUMENTATION LIST

Client Documentation

Overview

Both samples were reviewed to confirm all documents included in the Client Documentation List in the scope were available as applicable. The documents were checked for availability and not for content.

Process

The documentation for origination and any further documentation were provided for both samples via various systems depending on the origination dates and type of document or by paper file.

Some cases had been subject to a review whereby a product switch, term amendment and / or increase in borrowing had occurred.

Key Documents Findings

Due to the well-seasoned nature of the portfolio it is considered, in the opinion of RA, that the non-production of an origination document is unlikely to materially affect any legal proceedings.

It was advised that 63 of the loans were paper files (45 Random, 18 Targeted). These relate to account numbers starting with 912. They are stored in a facility in Edinburgh and were recalled for review. Of these 3 were not available (1 Random, 2 Targeted).

The remainder of the loans were reviewed via a variety of the Lenders systems.

All documents that were noted as being missing were referred back to the Lender to allow further opportunity to locate the item. The findings are as at the date of the report after considering additional documents supplied.

Excluding the Certificate of Title documents, where there is a known issue, the missing documents are broadly in-line with other seasoned portfolios where migration has taken place. It is considered unlikely that due to the aging of the loan that a missing document would prevent any repossession action if required.

The following were reviewed:

Application Form

This was presented as either a handwritten application form containing Borrower information, or for online cases as part of a system document that held all the application information, in effect a loan assessment document. This is basically the application form and all related details were held on this form. It held details expected on an application including income and employment, the business case notes, lending calculations, notepad details, customer details, valuation details, loan information, credit search information, offer conditions, payment details, product selection, illustration, fact find. This is a comprehensive document and provides the majority of information required to re-underwrite the loan. It is presumed that the original application form would be supplied at some point after case submission.

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In all cases the Borrower was expected to have signed and dated the application form or in the case of a non-physical document to have an accompanying declaration titled ‘Customer Confirmation’. This is a 2 page declaration confirming a set of statements. It does not require a signature as such from the Borrower. This has been accepted as it has been confirmed by the Lender that this was the process at the time. There were 30 of these (23 Random Sample, 7 Targeted Sample) provided as proof of declaration.

Offer of Loan

This was a typical mortgage offer containing all details relating to the advance and appropriate conditions both standard and special.

Valuation

The valuation was expected to be the one used for underwriting assessment at the time of the original loan. It was provided either on the Lenders full standard form signed and dated by the inspecting valuer or detailed on the loan assessment document, in effect a system valuation. Where the system valuation was used it was advised that the valuers keyed the valuation information detail into the Lenders valuation system and then this was used to populate the loan assessment form. It did not contain all the full details that would be expected from a full report, for example construction type, age of property or name of valuer. It was explained that in the event there had been an issue this would have been raised in the valuer’s comments. Therefore, lack of comment meant no issues by default. This does mean that for review purpose it was not possible to confirm with certainty that constructions were all standard.

There were no indications that the valuers were not properly qualified and it appeared that a panel had been used.

It is expected that if needed the full valuation reports would have been available for review.

Certificate of Title (CoT) / Request for Funds (RFF)

A CoT confirms that the solicitor or conveyancer has investigated the title of the property to ensure there are no issues. It was advised that at a period in time (dates to be confirmed), CoT’s were stored for 2 years then destroyed. This has meant that a number of certificates will not be available. It is assumed that this action would not have been taken unless there would still be a possibility of redress with the solicitor if title were proved to be defective at a later stage. It is also considered that the Certificates of Title were completed by the acting solicitor and a loan would not have completed unless the document had been received and was acceptable.

It was also advised that for a period of time the Lender, along with a number of other Lenders in the market, offered a free legals product. This would be expected to be available on some remortgages where the title had already been investigated by a previous Lender. Instead of a certificate of title the Solicitor would submit a Request for Funds which was usually a title indemnity policy that would cover in the event of a title issue. There were usually restrictions around this as part of the product e.g. only certain existing Lenders would be acceptable and maximum loan to values (LTV’s). It was advised that due to the time lapse there were no records available to confirm which products these applied to. From the datatape it was established that 51 (30 Random, 21 Targeted) of the missing accounts were noted as the purpose being Re-Mortgage.

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Know Your Customer (KYC) / Proof of ID

Identity of the Borrower(s) were expected to be seen in the form of documents such as passport or driving license, electronic ID (EID) or a broker’s signed declaration form to confirm that the identity of the Borrower had been appropriately confirmed and checked.

Loans taken out after 31st October 2004 fell under the changes to regulation that came into force at that date which is known as M-Day. This was when the, then named, FSA (now FCA) took over responsibility for the regulation of mortgage lending, administration, advice and the arranging of home loans. Applications pre M-Day did not fall under the same stringent requirements as those loans originated post M Day. Of the missing KYCs 30 were pre M Day (22 Random, 8 Targeted).

It was advised that it was possible that a number of the missing ID documents may have been checked for identity in the branch, and as such details would not have been uploaded.

The Lender provided detail on 99 loans (72 Random, 27 Targeted) to show the Borrower was an existing customer at the time of origination. The IDs on these have not been seen so are technically missing, however they are likely to have been available and as such have not counted in the missing documents. They have been flagged for reference. The remaining 48, 34 (11%) in the Random and 14 914%) in the Targeted could not be located.

Proof of Income

The products at the time were largely self cert even on BTL loans. Income was noted by the Borrower on the application. This means little evidence of income was seen.

Further Advance Documentation

Where a further advance had been approved and release had taken place the application, offer and any valuation were expected to be found on file.

Drawdowns

These related to a flexible product where an initial up front total facility was agreed with the opportunity to take the advance in drawdown stages rather than in one lump sum. For each drawdown it was expected to see confirmation to the Borrower of amount of drawdown, interest rate, new monthly payment and remaining facility available. There were 53 flexible loans in the Random Sample and 11 in the Targeted.

The following table summarises the missing documents following referral:

Random Sample

Category	Exception	#
Key Documents	Name change documents / TOE missing	1
	Application form declaration missing/unsigned	29
	Application form missing	4
	CoT missing	221
	Flexible loan documents missing	22
	Further advance documents missing	2
	KYC documents missing	34
	Offer missing	11
	Term change documents missing	1
	Valuation report missing	7
Total		332

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Targeted Sample

Category	Exception	#
Key Documents	Application form declaration missing/unsigned	13
	Application form missing	1
	CoT missing	74
	Flexible loan documents missing	2
	Further advance documents missing	1
	KYC documents missing	14
	Offer missing	4
	Term change documents missing	1
	Valuation report missing	1
Total		111

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PAYMENT PERFORMANCE DATA VERIFICATION

Overview

The last 12 months’ payment transactional history was reviewed on 100 loans in the Random Sample.

Process

The Lender’s UFSS system was used.

Sample Review

100 loans within the Random Sample were reviewed to verify the payment history detail i.e. payments due, payments received, arrears balance and current balance from July 2021 to June 2022 against the information provided within the data tape to the servicing system.

Findings

Overall, the data was able to be matched.

•	Account level balances were able to be matched correctly to V3 of the TYPHON SAMPLE SECBAL OVER 12 Months datatape. An updated version had been provided as the original tape could not be matched in all cases. This was explained as an extraction of data issue where the code had been written assuming there would be an entry for every sub account in the month end file. The sub account balance is only present if it changed in the period. The code was changed and a new tape provided. The Lender confirmed this was purely a data extraction issue and not an issue with balances held in either the mortgages platform or the securitisation system. This explanation has been accepted by RA and there was no reason to believe this was not correct.

•	Payments due were all correctly confirmed to the TYPHON ARREARS AND MONTHLY PAYMENTS JUNE ME 2022 V2 datatape.

•	No issues were identified with arrears balances which were correctly matched to the TYPHON ARREARS AND MONTHLY PAYMENTS JUNE ME 2022 V2 datatape.

•	Principal Received were all correctly confirmed to the Sample Payment History (12m) Including Card Payments datatape. It should be noted that these did not necessarily show the credits made to the account and could reflect a net or possibly negative figure if other debits were applied during the month.

•	Although data verification did not form part of the scope and has not been reviewed, it was noted that some data was incorrect. In particular the flagging of Owner Occupied/ Buy to Let. There were 3 instances seen. It was noted that one of the complaints related to the incorrect labelling of an account meaning the Borrower did not receive appropriate forbearance.

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APPENDICES

Appendix 1– Scope of Work – Evident Risk Review

The evident risk report provider will carry out the following reviews:

(1)	Review of Documentation

Review up to 300 loans in accordance with Client Documentation List below, to provide comfort that documentation is present and has been executed correctly

(2)	Review of Evident Risks

The evident risk provider to review the loans in the sample and utilising the last 24 months system notes and transaction history, undertake a loan by loan risk review including but not limited to some or all of the following areas:

Assessment of Borrower Quality

(i)	Affordability Checks – confirmation that checks were reasonable taking into account borrowers ability to service loan repayments over the life of the loan

(ii)	Term Date Passed – assessment of the adequacy of the approach to managing loans approaching the end of term

(iii)	Identify any serious issues that may need to be considered such as vulnerable customers

(iv)	Comment on the underwriting policy and the requirements regarding repayment vehicles for the loans in the sample

(v)	Comment on work and customer campaigns undergone by Servicer with regards to active management of customer issues including but not limited to:

-	Term Date Passed and Approaching

-	Accelerated Redemptions Programme

For secured loans an assessment of security quality, property location, type, value and valuers’ comments (secured loans only)

(i)	Valuation – was the original and any further valuations carried out by a properly qualified surveyor

(ii)	Valuers’ comments - to the extent provided were there any valuers’ comments on the valuation that effected the original valuation that could affect a future property sale

(iii)	Construction – is the property of standard construction and type and easily marketable

(iv)	Occupancy – is the property currently occupied or abandoned, is the borrower deceased, are there any unauthorised residencies

(v)	Security Claims - are there any 3rd party occupancy rights or equity claims, or 3rd party payments outstanding that affect the security

(vi)	Property and Title - are there any ongoing title registration issues, transfer of equity issues, deed issues or issues relating to the Title

(vii)	Are there any ongoing legal disputes or insurance claims in process

(viii)	Are there any cases of suspected or confirmed fraud

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(ix)	Bankruptcy – Confirmation that the process for identifying and marking mortgages on the mortgage administration system that are subject to bankruptcy are robust.

(x)	For Buy to Let loans - LPA Receivers - confirm they appropriately instructed and monitored

Assessment of Primary Servicing Quality

Review of operational procedures to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the servicers systems and controls including but not limited to commentary on the timeliness of collections. The scope of the review covers the following areas:

(i)	Check application of rate change to an individual account and subsequent contractual monthly interest calculations are correct and applied on a timely basis with reference to the mortgage terms and conditions.

(ii)	Check interest charges applied in line with the correct interest charging balance and interest rate applicable to the account

(iii)	Confirm compliant redemption/settlement statements are produced and corresponding funds received are applied to accounts accurately in line with the statement with any overpayment refunded as appropriate

(iv)	Check the charging of sundry fees has been undertaken and the correct fees applied where appropriate, posting of customer payments to the account (timely and correctly) in line with payment precedence and charged in line with MCOB (as appropriate).

(v)	For any arrears balances over the previous 12 months flag the reason for the arrears from the system notes

(vi)	Flag instances of direct debit recalls in the last 12 months

(vii)	Confirm customer contact both verbal and written has been conducted within the defined timescales, presenting correct information and responded to a satisfactory quality achieving the desired outcome

(viii)	Files will be reviewed to confirm all documents included in the Client Documentation List (see below) are available and to report on missing information to include occasions where documents are with a third party

(ix)	Customer Complaints - assess the quality and timeliness of the internal complaints policy and process from ongoing complaints and disputes are in line with FOS guidelines

(x)	Review of approach to vulnerable customers against the vulnerable customer policy

(xi)	Communication with customers:

a.	check if all recorded action taken is adequate and reasonable;

b.	check if any communication with customers is unfair or misleading;

c.	check if record keeping is adequate.

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(3)	Review of Arrears and Collection activity

(i)	Servicer actions follow the principles of Treating the Customer Fairly where applicable (“TCF”) and are in line with MCOB (as appropriate)

(ii)	Evidence of effective and timely communication with the customer is in line with agreed policies, procedures and SLA’s

(iii)	For any forbearance options used (including specifically interest forbearance, term extensions or capitalisations), whether any payment arrangement and term extension made is realistic and based on the customers personal and financial circumstances. Commentary should refer to how any forbearance is documented, monitored and reviewed.

(iv)	Monthly arrears fees applied are in accordance with policy and the mortgage offer and standard conditions

(v)	Whether arrears statements have been produced on a monthly basis where arrears are greater than 2 months

(vi)	Conduct a review of the anti-money laundering procedures and reporting to ensure they are robust

(vii)	Review the process for the appointment and management of Third Party Service Providers to include Service Level Agreements, where available.

(viii)	Confirm litigation and possession action is in accordance with due legal process

(ix)	Comment on techniques and methods that have led to any substantial levels of curing

(x)	Identify any evidence of capitalisation over the last 5 years and confirm loan modification processes have been adhered to

(xi)	Collections - Assess the recent pay history on a sample of re-performing accounts and the effectiveness of collections activity to undertake recovery of arrears

(xii)	That unsecured loans have been originated and administered in line with CCA regulation.

(4)	Client Documentation List

(i)	Application Form – hand written, on-line or source data from mortgage application system

(ii)	Offer of Loan – mortgage offer of loan

(iii)	Valuation – at the time of the original loan

(iv)	Certificate of Title/Report on Title– from acting solicitor

(v)	Proof of ID at application

(vi)	Proof of income (where applicable) and rental income at application (where applicable)

(vii)	Corporate Guarantees (for corporate BTL portfolio borrowers)

(viii)	Certificate of Incorporation (for corporate BTL portfolio borrowers)

(ix)	CCA Documentation (for unsecured loans)

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(5)	Payment Performance

For a random sample of 100 loans per pool included in the sample of files under review perform a review of the last 36 months payment performance to confirm the payment due and the payment made per the servicer mortgage administration system agree to payment history data files extracted from the servicers mortgage administration system.

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Appendix 2 – Sample Stratification as at 30th June 2022

Random Sample

	Pool				Random Sample
ACCOUNT STATUS	#	# %	£	£ %	#	# %	£	£ %
Arrears	2,674	11.7%	477,014,360	15.8%	34	11.3%	5,579,542	14.9%
Default or Foreclosure	60	0.3%	9,498,990	0.3%	1	0.3%	158,390	0.4%
Performing	20,064	88.0%	2,536,882,044	83.9%	265	88.3%	31,822,394	84.7%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

# Accounts	#	# %	£	£ %	#	# %	£	£ %
1	1,134	5.0%	123,141,103	4.1%	14	4.7%	912,882	2.4%
2	7,651	33.6%	880,503,034	29.1%	107	35.7%	11,903,369	31.7%
3	8,305	36.4%	1,076,655,555	35.6%	109	36.3%	12,648,461	33.7%
4	3,858	16.9%	613,565,951	20.3%	46	15.3%	8,067,590	21.5%
5	1,286	5.6%	216,375,930	7.2%	16	5.3%	2,858,718	7.6%
6	365	1.6%	70,970,419	2.3%	5	1.7%	771,376	2.1%
7	143	0.6%	29,665,439	1.0%	1	0.3%	207,061	0.6%
8	36	0.2%	8,183,707	0.3%	1	0.3%	78,479	0.2%
9	9	0.0%	2,167,529	0.1%	1	0.3%	112,390	0.3%
10	5	0.0%	836,453	0.0%		0.0%	0	0.0%
11	1	0.0%	271,342	0.0%		0.0%	0	0.0%
12	1	0.0%	344,809	0.0%		0.0%	0	0.0%
13	3	0.0%	569,866	0.0%		0.0%	0	0.0%
16	1	0.0%	144,257	0.0%		0.0%	0	0.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

Completion Year	#	# %	£	£ %	#	# %	£	£ %
1989	1	0.0%	67,525	0.0%		0.0%	0	0.0%
1990	5	0.0%	325,806	0.0%		0.0%	0	0.0%
1991	4	0.0%	96,008	0.0%		0.0%	0	0.0%
1992	7	0.0%	207,333	0.0%	1	0.3%	34,460	0.1%
1993	2	0.0%	215,565	0.0%		0.0%	0	0.0%
1995	4	0.0%	64,411	0.0%		0.0%	0	0.0%
1996	13	0.1%	855,596	0.0%	1	0.3%	254,501	0.7%
1997	35	0.2%	1,384,889	0.0%		0.0%	0	0.0%
1998	92	0.4%	3,994,142	0.1%	3	1.0%	92,028	0.2%
1999	156	0.7%	7,584,862	0.3%	3	1.0%	48,621	0.1%
2000	256	1.1%	15,363,953	0.5%	2	0.7%	236,435	0.6%
2001	459	2.0%	37,464,510	1.2%	7	2.3%	386,941	1.0%
2002	991	4.3%	100,917,411	3.3%	11	3.7%	408,876	1.1%
2003	2,056	9.0%	235,373,051	7.8%	18	6.0%	3,019,345	8.0%
2004	2,250	9.9%	277,286,769	9.2%	27	9.0%	3,550,758	9.5%
2005	1,438	6.3%	211,388,197	7.0%	20	6.7%	3,066,008	8.2%
2006	3,975	17.4%	546,827,901	18.1%	57	19.0%	6,272,270	16.7%
2007	6,402	28.1%	942,609,627	31.2%	86	28.7%	11,671,998	31.1%
2008	4,568	20.0%	629,548,885	20.8%	63	21.0%	8,257,833	22.0%
2009	84	0.4%	11,818,951	0.4%	1	0.3%	260,252	0.7%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

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	Pool				Random Sample
Current Balance Band	#	# %	£	£ %	#	# %	£	£ %
0 - 25,000	1,852	8.1%	23,109,966	0.8%	28	9.3%	363,883	1.0%
25,000 - 49,999	2,031	8.9%	76,904,841	2.5%	33	11.0%	1,298,707	3.5%
50,000 - 74,999	2,734	12.0%	172,740,200	5.7%	34	11.3%	2,221,674	5.9%
75,000 - 99,999	3,200	14.0%	280,859,033	9.3%	43	14.3%	3,893,980	10.4%
100,000 - 124,999	3,409	15.0%	381,873,167	12.6%	48	16.0%	5,402,401	14.4%
125,000 - 149,999	2,782	12.2%	380,310,123	12.6%	36	12.0%	4,926,598	13.1%
150,000 - 174,999	1,966	8.6%	317,068,890	10.5%	28	9.3%	4,440,320	11.8%
175,000 - 199,999	1,306	5.7%	243,778,688	8.1%	14	4.7%	2,587,713	6.9%
200,000 - 249,999	1,524	6.7%	336,652,204	11.1%	12	4.0%	2,634,700	7.0%
250,000 - 299,999	731	3.2%	198,309,152	6.6%	9	3.0%	2,422,864	6.5%
300,000 - 349,999	380	1.7%	121,462,690	4.0%	4	1.3%	1,287,640	3.4%
350,000 - 399,999	228	1.0%	84,980,297	2.8%	4	1.3%	1,515,460	4.0%
400,000 - 449,999	131	0.6%	55,158,929	1.8%	1	0.3%	422,513	1.1%
450,000 - 499,999	128	0.6%	60,874,986	2.0%	3	1.0%	1,405,357	3.7%
500,000 - 549,999	102	0.4%	53,007,572	1.8%		0.0%	0	0.0%
550,000 - 599,999	56	0.2%	31,960,042	1.1%		0.0%	0	0.0%
600,000 - 649,999	49	0.2%	30,624,462	1.0%	1	0.3%	606,277	1.6%
650,000 - 699,999	38	0.2%	25,714,684	0.9%		0.0%	0	0.0%
700,000 - 749,999	36	0.2%	26,173,927	0.9%		0.0%	0	0.0%
750,000 +	115	0.5%	121,831,540	4.0%	2	0.7%	2,130,238	5.7%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

Current Valuation Band	#	# %	£	£ %	#	# %	£	£ %
< 50,000	10	0.0%	278,870	0.0%		0.0%	0	0.0%
50,000 - 99,999	777	3.4%	38,149,265	1.3%	12	4.0%	576,907	1.5%
100,000 - 149,999	3,147	13.8%	217,532,565	7.2%	42	14.0%	2,976,285	7.9%
150,000 - 199,999	4,167	18.3%	370,225,005	12.2%	57	19.0%	5,287,366	14.1%
200,000 - 249,999	3,411	15.0%	352,827,723	11.7%	41	13.7%	3,908,306	10.4%
250,000 - 299,999	2,649	11.6%	315,772,526	10.4%	42	14.0%	4,766,014	12.7%
300,000 - 349,999	1,953	8.6%	259,562,949	8.6%	26	8.7%	3,131,113	8.3%
350,000 - 399,999	1,506	6.6%	223,888,716	7.4%	23	7.7%	3,057,425	8.1%
400,000 - 449,999	1,136	5.0%	182,519,958	6.0%	13	4.3%	2,111,813	5.6%
450,000 - 499,999	894	3.9%	151,437,175	5.0%	9	3.0%	1,347,507	3.6%
500,000 - 549,999	638	2.8%	115,806,451	3.8%	10	3.3%	1,777,200	4.7%
550,000 - 599,999	507	2.2%	100,179,729	3.3%	5	1.7%	869,957	2.3%
600,000 - 649,999	368	1.6%	78,725,162	2.6%	3	1.0%	778,477	2.1%
650,000 - 699,999	245	1.1%	53,747,515	1.8%	4	1.3%	614,206	1.6%
700,000 - 749,999	199	0.9%	52,379,589	1.7%	2	0.7%	763,713	2.0%
750,000 - 799,999	178	0.8%	49,095,065	1.6%	3	1.0%	1,206,146	3.2%
800,000 - 849,999	130	0.6%	35,996,172	1.2%		0.0%	0	0.0%
850,000 - 899,999	101	0.4%	30,612,626	1.0%	1	0.3%	451,169	1.2%
900,000 - 949,999	86	0.4%	29,522,965	1.0%	2	0.7%	829,668	2.2%
950,000 - 999,999	69	0.3%	22,998,465	0.8%		0.0%	0	0.0%
1,000,000 +	627	2.8%	342,136,905	11.3%	5	1.7%	3,107,052	8.3%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

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	Pool				Random Sample
CLTV Band	#	# %	£	£ %	#	# %	£	£ %
0 - 9.9	1,851	8.1%	34,225,547	1.1%	26	8.7%	389,900	1.0%
10 - 19.9	1,734	7.6%	94,999,658	3.1%	23	7.7%	1,092,344	2.9%
20 - 29.9	1,843	8.1%	185,546,788	6.1%	32	10.7%	3,036,675	8.1%
30 - 39.9	2,888	12.7%	437,217,998	14.5%	26	8.7%	4,239,137	11.3%
40 - 49.9	4,364	19.1%	741,098,182	24.5%	53	17.7%	8,257,653	22.0%
50 - 59.9	5,299	23.2%	810,350,687	26.8%	71	23.7%	11,383,160	30.3%
60 - 69.9	2,975	13.0%	415,010,392	13.7%	50	16.7%	6,205,713	16.5%
70 - 79.9	882	3.9%	126,982,281	4.2%	8	2.7%	1,125,262	3.0%
80 - 89.9	331	1.5%	55,295,556	1.8%	2	0.7%	255,720	0.7%
90 - 99.9	219	1.0%	39,736,162	1.3%	3	1.0%	422,368	1.1%
100 - 110	203	0.9%	37,115,499	1.2%	5	1.7%	905,490	2.4%
110 - 120	125	0.5%	23,813,451	0.8%	1	0.3%	246,904	0.7%
120 - 130	25	0.1%	5,231,655	0.2%		0.0%	0	0.0%
130 - 140	9	0.0%	2,729,470	0.1%		0.0%	0	0.0%
140 - 150	13	0.1%	3,131,315	0.1%		0.0%	0	0.0%
150 - 175	20	0.1%	6,572,125	0.2%		0.0%	0	0.0%
175 - 200	12	0.1%	3,213,433	0.1%		0.0%	0	0.0%
200 +	5	0.0%	1,125,193	0.0%		0.0%	0	0.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

Arrears Band	#	# %	£	£ %	#	# %	£	£ %
0	20,073	88.0%	2,537,499,179	83.9%	265	88.3%	31,822,394	84.7%
0 - 500	710	3.1%	88,578,063	2.9%	10	3.3%	1,290,586	3.4%
500 - 1,000	380	1.7%	51,513,447	1.7%	6	2.0%	828,736	2.2%
1,000 - 1,500	217	1.0%	34,487,634	1.1%	3	1.0%	452,954	1.2%
1,500 - 2,000	147	0.6%	24,187,740	0.8%	2	0.7%	514,301	1.4%
2,000 - 2,500	97	0.4%	16,879,712	0.6%		0.0%	0	0.0%
2,500 - 3,000	71	0.3%	11,052,819	0.4%	1	0.3%	254,501	0.7%
3,000 - 5,000	179	0.8%	31,988,933	1.1%	2	0.7%	164,808	0.4%
5,000 - 10,000	252	1.1%	42,364,935	1.4%	3	1.0%	310,404	0.8%
10,000 +	672	2.9%	184,842,934	6.1%	8	2.7%	1,921,641	5.1%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

MIA Band	#	# %	£	£ %	#	# %	£	£ %
0	20,073	88.0%	2,537,499,179	83.9%	265	88.3%	31,822,394	84.7%
0 - 3	1,470	6.4%	238,315,594	7.9%	22	7.3%	3,462,750	9.2%
3 - 6	284	1.2%	43,539,013	1.4%	3	1.0%	325,112	0.9%
6 - 9	129	0.6%	19,714,099	0.7%	2	0.7%	262,469	0.7%
9 - 12	102	0.4%	16,327,820	0.5%	2	0.7%	427,581	1.1%
12 - 18	162	0.7%	31,268,866	1.0%	2	0.7%	486,879	1.3%
18 - 24	116	0.5%	23,423,188	0.8%	1	0.3%	201,096	0.5%
24 - 36	158	0.7%	33,520,460	1.1%	1	0.3%	246,904	0.7%
36 +	304	1.3%	79,787,176	2.6%	2	0.7%	325,141	0.9%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

Past Maturity Date	#	# %	£	£ %	#	# %	£	£ %
No	21,701	95.2%	2,813,464,235	93.1%	287	95.7%	35,880,545	95.5%
Yes	1,097	4.8%	209,931,159	6.9%	13	4.3%	1,679,781	4.5%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

Flexible Loan	#	# %	£	£ %	#	# %	£	£ %
No	18,786	82.4%	2,579,961,998	85.3%	247	82.3%	33,035,229	88.0%
Yes	4,012	17.6%	443,433,396	14.7%	53	17.7%	4,525,097	12.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

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	Pool				Random Sample
Defaulted	#	# %	£	£ %	#	# %	£	£ %
No	22,738	99.7%	3,013,896,404	99.7%	299	99.7%	37,401,936	99.6%
Yes	60	0.3%	9,498,990	0.3%	1	0.3%	158,390	0.4%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

Year Last in Arrears	#	# %	£	£ %	#	# %	£	£ %
2011	46	0.2%	6,395,444	0.2%		0.0%	0	0.0%
2012	175	0.8%	21,130,413	0.7%		0.0%	0	0.0%
2013	736	3.2%	88,845,006	2.9%	8	2.7%	722,762	1.9%
2014	440	1.9%	58,804,211	1.9%	10	3.3%	1,289,815	3.4%
2015	411	1.8%	55,256,381	1.8%	5	1.7%	688,343	1.8%
2016	450	2.0%	62,571,311	2.1%	10	3.3%	1,775,962	4.7%
2017	442	1.9%	54,091,635	1.8%	7	2.3%	490,721	1.3%
2018	656	2.9%	89,341,773	3.0%	7	2.3%	973,308	2.6%
2019	704	3.1%	103,121,913	3.4%	7	2.3%	805,550	2.1%
2020	986	4.3%	148,980,853	4.9%	14	4.7%	1,577,614	4.2%
2021	892	3.9%	128,597,863	4.3%	11	3.7%	1,179,920	3.1%
2022	3,401	14.9%	593,959,562	19.6%	41	13.7%	7,149,542	19.0%
	13,459	59.0%	1,612,299,029	53.3%	180	60.0%	20,906,789	55.7%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

PURPOSE	#	# %	£	£ %	#	# %	£	£ %
Investment Mortgage	12,716	55.8%	1,544,421,509	51.1%	169	56.3%	17,931,223	47.7%
Purchase	6,934	30.4%	918,066,875	30.4%	99	33.0%	13,884,033	37.0%
Re-mortgage	3,148	13.8%	560,907,010	18.6%	32	10.7%	5,745,069	15.3%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

REPAYMENT METHOD	#	# %	£	£ %	#	# %	£	£ %
Interest Only	19,534	85.7%	2,835,811,672	93.8%	246	82.0%	34,690,571	92.4%
Repayment	3,264	14.3%	187,583,722	6.2%	54	18.0%	2,869,755	7.6%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

PAYMENT TYPE	#	# %	£	£ %	#	# %	£	£ %
Annuity	3,264	14.3%	187,583,722	6.2%	54	18.0%	2,869,755	7.6%
Bullet	19,534	85.7%	2,835,811,672	93.8%	246	82.0%	34,690,571	92.4%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

INTEREST RATE TYPE	#	# %	£	£ %	#	# %	£	£ %
Discount	8	0.0%	239,323	0.0%		0.0%	0	0.0%
Fixed rate loan (for life)	50	0.2%	268,473	0.0%		0.0%	0	0.0%
Fixed rate loan with compulsory future switch to floating	49	0.2%	9,359,882	0.3%	1	0.3%	126,909	0.3%
Floating rate loan (for life)	22,691	99.5%	3,013,527,716	99.7%	299	99.7%	37,433,417	99.7%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

CURRENT INTEREST RATE INDEX	#	# %	£	£ %	#	# %	£	£ %
BoE Base Rate	12,254	53.8%	1,637,047,219	54.1%	159	53.0%	19,790,711	52.7%
No Data	99	0.4%	9,628,355	0.3%	1	0.3%	126,909	0.3%
Standard Variable Rate	10,445	45.8%	1,376,719,820	45.5%	140	46.7%	17,642,706	47.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

62 | P a g e

	Pool				Random Sample
Current Rate Band	#	# %	£	£ %	#	# %	£	£ %
0	49	0.2%	265,885	0.0%		0.0%	0	0.0%
0 - 5	12,307	54.0%	1,646,434,879	54.5%	160	53.3%	19,917,620	53.0%
5 - 10	10,442	45.8%	1,376,694,630	45.5%	140	46.7%	17,642,706	47.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

OCCUPANCY TYPE	#	# %	£	£ %	#	# %	£	£ %
Holiday/second home	4	0.0%	557,709	0.0%		0.0%	0	0.0%
Non-owner-occupied/buy-to-let	12,866	56.4%	1,568,019,749	51.9%	173	57.7%	18,284,076	48.7%
Owner-occupied	9,928	43.5%	1,454,817,936	48.1%	127	42.3%	19,276,249	51.3%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

CURRENT VALUATION TYPE	#	# %	£	£ %	#	# %	£	£ %
Full, internal and external inspection	2	0.0%	370,911	0.0%		0.0%	0	0.0%
Indexed	22,795	100.0%	3,023,002,681	100.0%	300	100.0%	37,560,326	100.0%
Other	1	0.0%	21,802	0.0%		0.0%	0	0.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

PROPERTY TYPE	#	# %	£	£ %	#	# %	£	£ %
No Data	232	1.0%	23,941,916	0.8%	3	1.0%	235,272	0.6%
Residential (Bungalow)	1	0.0%	74,441	0.0%		0.0%	0	0.0%
Residential (Flat/Apartment)	5,727	25.1%	700,514,588	23.2%	76	25.3%	8,451,804	22.5%
Residential (House, detached or semi-detached)	9,542	41.9%	1,542,043,282	51.0%	120	40.0%	19,104,561	50.9%
Residential (Terraced House)	7,296	32.0%	756,821,167	25.0%	101	33.7%	9,768,689	26.0%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

DEVA FINANCING	#	# %	£	£ %	#	# %	£	£ %
N	8,844	38.8%	1,123,105,337	37.1%	116	38.7%	13,499,503	35.9%
Y	13,954	61.2%	1,900,290,057	62.9%	184	61.3%	24,060,823	64.1%
Total	22,798	100.0%	3,023,395,394	100.0%	300	100.0%	37,560,326	100.0%

63 | P a g e

Targeted Sample

	Pool				Targeted Sample
ACCOUNT STATUS	#	# %	£	£ %	#	# %	£	£ %
Arrears	2,674	11.7%	477,014,360	15.8%	69	69.0%	18,919,619	75.4%
Default or Foreclosure	60	0.3%	9,498,990	0.3%	8	8.0%	1,345,473	5.4%
Performing	20,064	88.0%	2,536,882,044	83.9%	23	23.0%	4,810,666	19.2%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

# Accounts	#	# %	£	£ %	#	# %	£	£ %
1	1,134	5.0%	123,141,103	4.1%	3	3.0%	375,948	1.5%
2	7,651	33.6%	880,503,034	29.1%	20	20.0%	4,406,934	17.6%
3	8,305	36.4%	1,076,655,555	35.6%	31	31.0%	6,402,415	25.5%
4	3,858	16.9%	613,565,951	20.3%	28	28.0%	8,049,908	32.1%
5	1,286	5.6%	216,375,930	7.2%	14	14.0%	4,564,022	18.2%
6	365	1.6%	70,970,419	2.3%	3	3.0%	1,124,347	4.5%
7	143	0.6%	29,665,439	1.0%		0.0%	0	0.0%
8	36	0.2%	8,183,707	0.3%		0.0%	0	0.0%
9	9	0.0%	2,167,529	0.1%	1	1.0%	152,184	0.6%
10	5	0.0%	836,453	0.0%		0.0%	0	0.0%
11	1	0.0%	271,342	0.0%		0.0%	0	0.0%
12	1	0.0%	344,809	0.0%		0.0%	0	0.0%
13	3	0.0%	569,866	0.0%		0.0%	0	0.0%
16	1	0.0%	144,257	0.0%		0.0%	0	0.0%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Completion Year	#	# %	£	£ %	#	# %	£	£ %
1989	1	0.0%	67,525	0.0%		0.0%	0	0.0%
1990	5	0.0%	325,806	0.0%		0.0%	0	0.0%
1991	4	0.0%	96,008	0.0%	1	1.0%	15,722	0.1%
1992	7	0.0%	207,333	0.0%		0.0%	0	0.0%
1993	2	0.0%	215,565	0.0%		0.0%	0	0.0%
1995	4	0.0%	64,411	0.0%		0.0%	0	0.0%
1996	13	0.1%	855,596	0.0%		0.0%	0	0.0%
1997	35	0.2%	1,384,889	0.0%		0.0%	0	0.0%
1998	92	0.4%	3,994,142	0.1%		0.0%	0	0.0%
1999	156	0.7%	7,584,862	0.3%		0.0%	0	0.0%
2000	256	1.1%	15,363,953	0.5%	2	2.0%	22,567	0.1%
2001	459	2.0%	37,464,510	1.2%	1	1.0%	698,607	2.8%
2002	991	4.3%	100,917,411	3.3%	3	3.0%	217,360	0.9%
2003	2,056	9.0%	235,373,051	7.8%	15	15.0%	2,031,280	8.1%
2004	2,250	9.9%	277,286,769	9.2%	7	7.0%	971,486	3.9%
2005	1,438	6.3%	211,388,197	7.0%	6	6.0%	1,221,508	4.9%
2006	3,975	17.4%	546,827,901	18.1%	18	18.0%	6,050,424	24.1%
2007	6,402	28.1%	942,609,627	31.2%	26	26.0%	8,923,555	35.6%
2008	4,568	20.0%	629,548,885	20.8%	21	21.0%	4,923,249	19.6%
2009	84	0.4%	11,818,951	0.4%		0.0%	0	0.0%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

64 | P a g e

	Pool				Targeted Sample
Current Balance Band	#	# %	£	£ %	#	# %	£	£ %
0 - 25,000	1,852	8.1%	23,109,966	0.8%	4	4.0%	43,816	0.2%
25,000 - 49,999	2,031	8.9%	76,904,841	2.5%	5	5.0%	225,233	0.9%
50,000 - 74,999	2,734	12.0%	172,740,200	5.7%	6	6.0%	378,255	1.5%
75,000 - 99,999	3,200	14.0%	280,859,033	9.3%	9	9.0%	778,364	3.1%
100,000 - 124,999	3,409	15.0%	381,873,167	12.6%	11	11.0%	1,248,036	5.0%
125,000 - 149,999	2,782	12.2%	380,310,123	12.6%	12	12.0%	1,679,790	6.7%
150,000 - 174,999	1,966	8.6%	317,068,890	10.5%	9	9.0%	1,474,591	5.9%
175,000 - 199,999	1,306	5.7%	243,778,688	8.1%	12	12.0%	2,221,086	8.9%
200,000 - 249,999	1,524	6.7%	336,652,204	11.1%	9	9.0%	1,964,670	7.8%
250,000 - 299,999	731	3.2%	198,309,152	6.6%	6	6.0%	1,616,579	6.4%
300,000 - 349,999	380	1.7%	121,462,690	4.0%	3	3.0%	963,031	3.8%
350,000 - 399,999	228	1.0%	84,980,297	2.8%	1	1.0%	389,109	1.6%
400,000 - 449,999	131	0.6%	55,158,929	1.8%	1	1.0%	405,002	1.6%
450,000 - 499,999	128	0.6%	60,874,986	2.0%		0.0%	0	0.0%
500,000 - 549,999	102	0.4%	53,007,572	1.8%	1	1.0%	516,663	2.1%
550,000 - 599,999	56	0.2%	31,960,042	1.1%	1	1.0%	564,703	2.3%
600,000 - 649,999	49	0.2%	30,624,462	1.0%		0.0%	0	0.0%
650,000 - 699,999	38	0.2%	25,714,684	0.9%	1	1.0%	698,607	2.8%
700,000 - 749,999	36	0.2%	26,173,927	0.9%	1	1.0%	726,547	2.9%
750,000 +	115	0.5%	121,831,540	4.0%	8	8.0%	9,181,677	36.6%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Current Valuation Band	#	# %	£	£ %	#	# %	£	£ %
< 50,000	10	0.0%	278,870	0.0%		0.0%	0	0.0%
50,000 - 99,999	777	3.4%	38,149,265	1.3%	6	6.0%	564,525	2.3%
100,000 - 149,999	3,147	13.8%	217,532,565	7.2%	9	9.0%	786,690	3.1%
150,000 - 199,999	4,167	18.3%	370,225,005	12.2%	15	15.0%	1,733,569	6.9%
200,000 - 249,999	3,411	15.0%	352,827,723	11.7%	9	9.0%	1,029,396	4.1%
250,000 - 299,999	2,649	11.6%	315,772,526	10.4%	6	6.0%	1,088,843	4.3%
300,000 - 349,999	1,953	8.6%	259,562,949	8.6%	11	11.0%	1,856,174	7.4%
350,000 - 399,999	1,506	6.6%	223,888,716	7.4%	9	9.0%	1,245,284	5.0%
400,000 - 449,999	1,136	5.0%	182,519,958	6.0%	6	6.0%	1,175,825	4.7%
450,000 - 499,999	894	3.9%	151,437,175	5.0%	7	7.0%	1,329,754	5.3%
500,000 - 549,999	638	2.8%	115,806,451	3.8%	3	3.0%	1,214,423	4.8%
550,000 - 599,999	507	2.2%	100,179,729	3.3%	3	3.0%	607,476	2.4%
600,000 - 649,999	368	1.6%	78,725,162	2.6%	1	1.0%	339,488	1.4%
650,000 - 699,999	245	1.1%	53,747,515	1.8%		0.0%	0	0.0%
700,000 - 749,999	199	0.9%	52,379,589	1.7%	1	1.0%	564,703	2.3%
750,000 - 799,999	178	0.8%	49,095,065	1.6%		0.0%	0	0.0%
800,000 - 849,999	130	0.6%	35,996,172	1.2%	1	1.0%	791,726	3.2%
850,000 - 899,999	101	0.4%	30,612,626	1.0%		0.0%	0	0.0%
900,000 - 949,999	86	0.4%	29,522,965	1.0%	1	1.0%	389,109	1.6%
950,000 - 999,999	69	0.3%	22,998,465	0.8%	1	1.0%	274,419	1.1%
1,000,000 +	627	2.8%	342,136,905	11.3%	11	11.0%	10,084,355	40.2%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

65 | P a g e

	Pool				Targeted Sample
CLTV Band	#	# %	£	£ %	#	# %	£	£ %
0 - 9.9	1,851	8.1%	34,225,547	1.1%	4	4.0%	43,816	0.2%
10 - 19.9	1,734	7.6%	94,999,658	3.1%	3	3.0%	358,339	1.4%
20 - 29.9	1,843	8.1%	185,546,788	6.1%	10	10.0%	2,740,896	10.9%
30 - 39.9	2,888	12.7%	437,217,998	14.5%	10	10.0%	1,624,577	6.5%
40 - 49.9	4,364	19.1%	741,098,182	24.5%	23	23.0%	5,343,319	21.3%
50 - 59.9	5,299	23.2%	810,350,687	26.8%	15	15.0%	2,629,680	10.5%
60 - 69.9	2,975	13.0%	415,010,392	13.7%	13	13.0%	3,649,016	14.6%
70 - 79.9	882	3.9%	126,982,281	4.2%	7	7.0%	1,385,324	5.5%
80 - 89.9	331	1.5%	55,295,556	1.8%	1	1.0%	146,657	0.6%
90 - 99.9	219	1.0%	39,736,162	1.3%	3	3.0%	2,024,670	8.1%
100 - 110	203	0.9%	37,115,499	1.2%	4	4.0%	1,796,025	7.2%
110 - 120	125	0.5%	23,813,451	0.8%	1	1.0%	1,448,628	5.8%
120 - 130	25	0.1%	5,231,655	0.2%		0.0%	0	0.0%
130 - 140	9	0.0%	2,729,470	0.1%		0.0%	0	0.0%
140 - 150	13	0.1%	3,131,315	0.1%	1	1.0%	110,139	0.4%
150 - 175	20	0.1%	6,572,125	0.2%	1	1.0%	914,399	3.6%
175 - 200	12	0.1%	3,213,433	0.1%	2	2.0%	561,469	2.2%
200 +	5	0.0%	1,125,193	0.0%	2	2.0%	298,806	1.2%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Arrears Band	#	# %	£	£ %	#	# %	£	£ %
0	20,073	88.0%	2,537,499,179	83.9%	24	24.0%	4,920,103	19.6%
0 - 500	710	3.1%	88,578,063	2.9%	1	1.0%	101,004	0.4%
500 - 1,000	380	1.7%	51,513,447	1.7%		0.0%	0	0.0%
1,000 - 1,500	217	1.0%	34,487,634	1.1%	9	9.0%	1,299,458	5.2%
1,500 - 2,000	147	0.6%	24,187,740	0.8%	7	7.0%	837,439	3.3%
2,000 - 2,500	97	0.4%	16,879,712	0.6%	6	6.0%	1,073,762	4.3%
2,500 - 3,000	71	0.3%	11,052,819	0.4%	3	3.0%	479,457	1.9%
3,000 - 5,000	179	0.8%	31,988,933	1.1%	8	8.0%	1,246,445	5.0%
5,000 - 10,000	252	1.1%	42,364,935	1.4%	14	14.0%	2,570,004	10.2%
10,000 +	672	2.9%	184,842,934	6.1%	28	28.0%	12,548,087	50.0%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

MIA Band	#	# %	£	£ %	#	# %	£	£ %
0	20,073	88.0%	2,537,499,179	83.9%	24	24.0%	4,920,103	19.6%
0 - 3	1,470	6.4%	238,315,594	7.9%	11	11.0%	3,723,959	14.9%
3 - 6	284	1.2%	43,539,013	1.4%	12	12.0%	1,766,862	7.0%
6 - 9	129	0.6%	19,714,099	0.7%	8	8.0%	1,123,560	4.5%
9 - 12	102	0.4%	16,327,820	0.5%	11	11.0%	2,269,164	9.0%
12 - 18	162	0.7%	31,268,866	1.0%	9	9.0%	1,857,111	7.4%
18 - 24	116	0.5%	23,423,188	0.8%	6	6.0%	1,003,817	4.0%
24 - 36	158	0.7%	33,520,460	1.1%	8	8.0%	1,238,812	4.9%
36 +	304	1.3%	79,787,176	2.6%	11	11.0%	7,172,370	28.6%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Past Maturity Date	#	# %	£	£ %	#	# %	£	£ %
No	21,701	95.2%	2,813,464,235	93.1%	74	74.0%	16,586,309	66.1%
Yes	1,097	4.8%	209,931,159	6.9%	26	26.0%	8,489,448	33.9%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Flexible Loan	#	# %	£	£ %	#	# %	£	£ %
No	18,786	82.4%	2,579,961,998	85.3%	89	89.0%	23,796,620	94.9%
Yes	4,012	17.6%	443,433,396	14.7%	11	11.0%	1,279,138	5.1%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

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	Pool				Targeted Sample
Defaulted	#	# %	£	£ %	#	# %	£	£ %
No	22,738	99.7%	3,013,896,404	99.7%	92	92.0%	23,730,285	94.6%
Yes	60	0.3%	9,498,990	0.3%	8	8.0%	1,345,473	5.4%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Year Last in Arrears	#	# %	£	£ %	#	# %	£	£ %
2011	46	0.2%	6,395,444	0.2%		0.0%	0	0.0%
2012	175	0.8%	21,130,413	0.7%		0.0%	0	0.0%
2013	736	3.2%	88,845,006	2.9%	1	1.0%	188,657	0.8%
2014	440	1.9%	58,804,211	1.9%		0.0%	0	0.0%
2015	411	1.8%	55,256,381	1.8%		0.0%	0	0.0%
2016	450	2.0%	62,571,311	2.1%	1	1.0%	261,983	1.0%
2017	442	1.9%	54,091,635	1.8%		0.0%	0	0.0%
2018	656	2.9%	89,341,773	3.0%	1	1.0%	274,419	1.1%
2019	704	3.1%	103,121,913	3.4%	3	3.0%	860,725	3.4%
2020	986	4.3%	148,980,853	4.9%	2	2.0%	1,153,658	4.6%
2021	892	3.9%	128,597,863	4.3%	2	2.0%	300,622	1.2%
2022	3,401	14.9%	593,959,562	19.6%	76	76.0%	20,155,655	80.4%
	13,459	59.0%	1,612,299,029	53.3%	14	14.0%	1,880,039	7.5%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

PURPOSE	#	# %	£	£ %	#	# %	£	£ %
Investment Mortgage	12,716	55.8%	1,544,421,509	51.1%	49	49.0%	7,641,104	30.5%
Purchase	6,934	30.4%	918,066,875	30.4%	27	27.0%	5,015,254	20.0%
Re-mortgage	3,148	13.8%	560,907,010	18.6%	24	24.0%	12,419,400	49.5%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

REPAYMENT METHOD	#	# %	£	£ %	#	# %	£	£ %
Interest Only	19,534	85.7%	2,835,811,672	93.8%	89	89.0%	23,805,619	94.9%
Repayment	3,264	14.3%	187,583,722	6.2%	11	11.0%	1,270,139	5.1%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

PAYMENT TYPE	#	# %	£	£ %	#	# %	£	£ %
Annuity	3,264	14.3%	187,583,722	6.2%	11	11.0%	1,270,139	5.1%
Bullet	19,534	85.7%	2,835,811,672	93.8%	89	89.0%	23,805,619	94.9%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

INTEREST RATE TYPE	#	# %	£	£ %	#	# %	£	£ %
Discount	8	0.0%	239,323	0.0%		0.0%	0	0.0%
Fixed rate loan (for life)	50	0.2%	268,473	0.0%		0.0%	0	0.0%
Fixed rate loan with compulsory future switch to floating	49	0.2%	9,359,882	0.3%		0.0%	0	0.0%
Floating rate loan (for life)	22,691	99.5%	3,013,527,716	99.7%	100	100.0%	25,075,758	100.0%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

CURRENT INTEREST RATE INDEX	#	# %	£	£ %	#	# %	£	£ %
BoE Base Rate	12,254	53.8%	1,637,047,219	54.1%	41	41.0%	7,847,387	31.3%
No Data	99	0.4%	9,628,355	0.3%		0.0%	0	0.0%
Standard Variable Rate	10,445	45.8%	1,376,719,820	45.5%	59	59.0%	17,228,371	68.7%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

Current Rate Band	#	# %	£	£ %	#	# %	£	£ %
0	49	0.2%	265,885	0.0%		0.0%	0	0.0%
0 - 5	12,307	54.0%	1,646,434,879	54.5%	41	41.0%	7,847,387	31.3%
5 - 10	10,442	45.8%	1,376,694,630	45.5%	59	59.0%	17,228,371	68.7%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

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	Pool				Targeted Sample
OCCUPANCY TYPE	#	# %	£	£ %	#	# %	£	£ %
Holiday/second home	4	0.0%	557,709	0.0%		0.0%	0	0.0%
Non-owner-occupied/buy-to-let	12,866	56.4%	1,568,019,749	51.9%	50	50.0%	7,836,655	31.3%
Owner-occupied	9,928	43.5%	1,454,817,936	48.1%	50	50.0%	17,239,103	68.7%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

CURRENT VALUATION TYPE	#	# %	£	£ %	#	# %	£	£ %
Full, internal and external inspection	2	0.0%	370,911	0.0%		0.0%	0	0.0%
Indexed	22,795	100.0%	3,023,002,681	100.0%	100	100.0%	25,075,758	100.0%
Other	1	0.0%	21,802	0.0%		0.0%	0	0.0%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

PROPERTY TYPE	#	# %	£	£ %	#	# %	£	£ %
No Data	232	1.0%	23,941,916	0.8%	3	3.0%	279,949	1.1%
Residential (Bungalow)	1	0.0%	74,441	0.0%		0.0%	0	0.0%
Residential (Flat/Apartment)	5,727	25.1%	700,514,588	23.2%	34	34.0%	4,889,083	19.5%
Residential (House, detached or semi-detached)	9,542	41.9%	1,542,043,282	51.0%	40	40.0%	16,214,359	64.7%
Residential (Terraced House)	7,296	32.0%	756,821,167	25.0%	23	23.0%	3,692,366	14.7%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

DEVA FINANCING	#	# %	£	£ %	#	# %	£	£ %
N	8,844	38.8%	1,123,105,337	37.1%	56	56.0%	12,798,875	51.0%
Y	13,954	61.2%	1,900,290,057	62.9%	44	44.0%	12,276,883	49.0%
Total	22,798	100.0%	3,023,395,394	100.0%	100	100.0%	25,075,758	100.0%

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EXHIBIT A

SCOPE OF WORK

Background

Bank of Scotland plc (The “Lender” and or “Servicer”) is looking to sell a portfolio of loans originated by The Mortgage Business (TMB) who are part of the Lloyds Banking Group. The portfolio contains a mix of Buy to Let (BTL) and Owner Occupied loans secured against residential housing stock. It was advised that loans ceased being originated circa 2009.

The purpose of this due diligence is to provide an independent assessment on samples of loans to identify any issues in relation to evident risks and/or servicing that may limit collection or realisation of the security.

The samples were 300 randomly selected loans (‘Random Sample’) and 100 targeted (‘Targeted Sample’) to assess certain aspects of servicing. The Targeted Sample targeted specific loan characteristics for the purpose of increasing loans in the overall sample such as litigation, possession management, vulnerable borrowers and term date approaching / passed.

The review is mainly based on the information seen on the onsite systems with reference to any documents and information provided during and post review.

Evident Risk Review

The evident risk report provider will carry out the following reviews:

(1)	Review of Documentation

Review up to 400 loans in accordance with Client Documentation List below, to provide comfort that documentation is present and has been executed correctly

(2)	Review of Evident Risks

The evident risk provider to review the loans in the sample and utilising the last 24 months system notes and transaction history, undertake a loan by loan risk review including but not limited to some or all of the following areas:

Assessment of Borrower Quality

(i)	Affordability Checks – confirmation that checks were reasonable taking into account borrowers ability to service loan repayments over the life of the loan

(ii)	Term Date Passed – assessment of the adequacy of the approach to managing loans approaching the end of term

(iii)	Identify any serious issues that may need to be considered such as vulnerable customers

(iv)	Comment on the underwriting policy and the requirements regarding repayment vehicles for the loans in the sample

(v)	Comment on work and customer campaigns undergone by Servicer with regards to active management of customer issues including but not limited to:

-	Term Date Passed and Approaching

-	Accelerated Redemptions Programme

Risk Advisory Europe Limited is registered in England & Wales No. 10874033.

Registered Address: 9 Portland Square, Bristol BS2 8ST.

For secured loans an assessment of security quality, property location, type, value and valuers’ comments (secured loans only)

(i)	Valuation – was the original and any further valuations carried out by a properly qualified surveyor

(ii)	Valuers’ comments - to the extent provided were there any valuers’ comments on the valuation that effected the original valuation that could affect a future property sale

(iii)	Construction – is the property of standard construction and type and easily marketable

(iv)	Occupancy – is the property currently occupied or abandoned, is the borrower deceased, are there any unauthorised residencies

(v)	Security Claims - are there any 3rd party occupancy rights or equity claims, or 3rd party payments outstanding that affect the security

(vi)	Property and Title - are there any ongoing title registration issues, transfer of equity issues, deed issues or issues relating to the Title

(vii)	Are there any ongoing legal disputes or insurance claims in process

(viii)	Are there any cases of suspected or confirmed fraud

(ix)	Bankruptcy – Confirmation that the process for identifying and marking mortgages on the mortgage administration system that are subject to bankruptcy are robust.

(x)	For Buy to Let loans - LPA Receivers - confirm they appropriately instructed and monitored

Assessment of Primary Servicing Quality

Review of operational procedures to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the servicers systems and controls including but not limited to commentary on the timeliness of collections. The scope of the review covers the following areas:

(i)	Check application of rate change to an individual account and subsequent contractual monthly interest calculations are correct and applied on a timely basis with reference to the mortgage terms and conditions.

(ii)	Check interest charges applied in line with the correct interest charging balance and interest rate applicable to the account

(iii)	Confirm compliant redemption/settlement statements are produced and corresponding funds received are applied to accounts accurately in line with the statement with any over-payment refunded as appropriate

(iv)	Check the charging of sundry fees has been undertaken and the correct fees applied where appropriate, posting of customer payments to the account (timely and correctly) in line with payment precedence and charged in line with MCOB (as appropriate).

(v)	For any arrears balances over the previous 12 months flag the reason for the arrears from the system notes

(vi)	Flag instances of direct debit recalls in the last 12 months

(vii)	Confirm customer contact both verbal and written has been conducted within the defined timescales, presenting correct information and responded to a satisfactory quality achieving the desired outcome

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(viii)	Files will be reviewed to confirm all documents included in the Client Documentation List (see below) are available and to report on missing information to include occasions where documents are with a third party

(ix)	Customer Complaints - assess the quality and timeliness of the internal complaints policy and process from ongoing complaints and disputes are in line with FOS guidelines

(x)	Review of approach to vulnerable customers against the vulnerable customer policy

(xi)	Communication with customers:

a.	check if all recorded action taken is adequate and reasonable;

b.	check if any communication with customers is unfair or misleading;

c.	check if record keeping is adequate.

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(3)	Review of Arrears and Collection activity

(i)	Servicer actions follow the principles of Treating the Customer Fairly where applicable (“TCF”) and are in line with MCOB (as appropriate)

(ii)	Evidence of effective and timely communication with the customer is in line with agreed policies, procedures and SLA’s

(iii)	For any forbearance options used (including specifically interest forbearance, term extensions or capitalisations), whether any payment arrangement and term extension made is realistic and based on the customers personal and financial circumstances. Commentary should refer to how any forbearance is documented, monitored and reviewed.

(iv)	Monthly arrears fees applied are in accordance with policy and the mortgage offer and standard conditions

(v)	Whether arrears statements have been produced on a monthly basis where arrears are greater than 2 months

(vi)	Conduct a review of the anti-money laundering procedures and reporting to ensure they are robust

(vii)	Review the process for the appointment and management of Third Party Service Providers to include Service Level Agreements, where available.

(viii)	Confirm litigation and possession action is in accordance with due legal process

(ix)	Comment on techniques and methods that have led to any substantial levels of curing

(x)	Identify any evidence of capitalisation over the last 5 years and confirm loan modification processes have been adhered to

(xi)	Collections - Assess the recent pay history on a sample of re-performing accounts and the effectiveness of collections activity to undertake recovery of arrears

(xii)	That unsecured loans have been originated and administered in line with CCA regulation.

(4)	Client Documentation List

(i)	Application Form – hand written, on-line or source data from mortgage application system

(ii)	Offer of Loan – mortgage offer of loan

(iii)	Valuation – at the time of the original loan

(iv)	Certificate of Title/Report on Title– from acting solicitor

(v)	Proof of ID at application

(vi)	Proof of income (where applicable) and rental income at application (where applicable)

(vii)	Corporate Guarantees (for corporate BTL portfolio borrowers)

(viii)	Certificate of Incorporation (for corporate BTL portfolio borrowers)

(ix)	CCA Documentation (for unsecured loans)

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(5)	Payment Performance

For a random sample of 100 loans per pool included in the sample of files under review perform a review of the last 36 months payment performance to confirm the payment due and the payment made per the servicer mortgage administration system agree to payment history data files extracted from the servicers mortgage administration system.

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Appendix A – Loan Grading

Any such rating awarded by the Reviewer shall constitute the opinion of the Reviewer and RA based on underwriting standards commonly applied by a prudent lender in the specialist lending market at the date of the decision/ action.

The reviews are completed on a report by exception to process basis. Where a finding requires reporting as it is outside of criteria, a breach of process or not considered usual practice an exception is raised by the reviewer. The exceptions are categorised into groups. For each exception, a description/ comments are added and a severity grading is noted. The severity is typically on a scale of A to D where simply, A represents for information only verses D which would be a significant matter.

Evident Risk Grade

Review of systems notes / servicing made to confirm adherence with an underwriting/ servicing standard commonly applied by a prudent residential mortgage lender / servicer in the market at the date of the decision / action taken. The severity is graded as shown below:

Grade	Description
A	No exceptions to guidelines, documents or generally accepted practice by prudent residential mortgage lender/ servicer of like product were noted. The loan is considered to be acceptable.
B	Minor exceptions to guidelines, documents or generally accepted practice were noted. However, the nature of the exceptions was such that the loan would be considered acceptable by prudent lender/ servicer of like product in the market.
C	One or more material exceptions to guidelines, documents or generally accepted practice were noted. However, the loan has mitigating or compensating factors that would allow prudent lender/ servicer of like products in the market to consider the loan to be acceptable on balance.
D	One or more material exceptions to guidelines, documents or generally accepted practice were noted. There were insufficient mitigating or compensating factors to offset the exceptions and the loan would be considered unacceptable by prudent lender/ servicer in the market.

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Document Check Grade

Review of Origination underwriting file/ folder to confirm the key documents are present. The documents will be those related to the process from application to the COT/ ROT and decisions made to confirm adherence with a standard commonly applied by a prudent residential mortgage lender in the market at the date of the underwriting decision.

Grade	Description
DC_1	No Key documents missing. The file is considered to be acceptable.
DC_2	One or more Key documents missing. However, the particular documents will not impact the management and collection of payments and also not expected to affect the loan performance.
DC_3	One or more material documents missing. The particular documents could impact the collectability and potentially the performance of the loan.
DC_4	One or more material documents were missing from the file and the loan would be considered unacceptable by prudent lenders in the market without these documents. If the document is not produced the loan will move to a Grade C

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